UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Flowserve Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLOWSERVE

NOTICE OF 2023

# ANNUAL MEETING AND PROXY STATEMENT

*Experience in Motion*

Invitation to 2023 Annual Meeting of Shareholders

Dear Fellow Shareholder:

I am pleased to invite you to join me, our Board of Directors, executive officers, associates and other shareholders at Flowserve’s 2023 Annual Meeting of Shareholders. The attached Notice of the 2023 Annual Meeting of Shareholders and Proxy Statement, which we are providing to shareholders beginning on April 13, 2023, contain details of the business to be conducted at the meeting.

Our Performance in 2022

Flowserve made progress on several fronts in 2022 despite the challenging business environment. We were able to deliver strong bookings and support a growing range of customers on their energy transition journey. During 2022, we saw a significant increase in bookings year-over-year and ended with a robust $2.7 billion backlog.

We were encouraged throughout the year to see the value of our Diversification, Decarbonization and Digitization (3D) Strategy to our customers. We also launched our new ESG Strategy – Climate, Culture and Corporate Responsibility – to highlight our efforts to focus on these important initiatives. We continued to support our core customers in the oil & gas, chemical and power markets, and we’ve strengthened our relationships with them through the energy transition. We also positioned ourselves in the marketplace as a key partner in emerging technologies like CCUS, hydrogen and other sustainable fuels; and our bookings growth demonstrates our leadership in flow control.

2022 Highlights include:

Celebrated 25 years of being publicly listed on NYSE	Strong bookings grew nearly 18% and backlog increased by 36.5%, both year-over-year

20+ new product offerings in support of our 3D Strategy and customers’ sustainability efforts	Strategic partnership with Chart Industries and acquisition of hydrogen pump technology

Record safety performance	Launch of Workday to drive empowerment and efficiency

Our Business Strategy

We believe that through the commitment and dedication of our associates, our strong backlog, and our growth strategy, we are well positioned to capitalize on the continued strength in our end markets and through the energy transition in 2023 and beyond.

During 2023, we will continue the focus on our 3D Strategy as we drive our technology and product development efforts to target new and attractive market growth opportunities, while supporting our existing customers’ efficiency and decarbonization efforts. We have a sharp focus on driving operational excellence and are confident in our plan to deliver results in an improving environment and create long-term value for our shareholders and other stakeholders.

Shareholder Feedback

Flowserve’s Board and senior leadership continue to be encouraged by the positive feedback we have received about the clarity of information we provide through our proxy statement. We are continually reviewing ways to enhance the information in our public disclosures and will continue to do so based on your feedback. Your vote is very important to us and to our business. Prior to the meeting, I encourage you to sign and return your proxy card, or use telephone or Internet voting, so that your shares will be represented and voted at the meeting. You can find instructions on how to vote beginning on page 85.

Thank you in advance for voting and for your continued support of Flowserve.

R. Scott Rowe, President and CEO

Notice of 2023 Annual Meeting of Shareholders

When: Thursday, May 25, 2023 at 11:30 a.m. CDT	Where: Online at https://www.virtualshareholdermeeting.com/FLS2023

We are pleased to invite you to join our Board of Directors and senior leadership at Flowserve’s 2023 Annual Meeting of Shareholders. The 2023 Annual Meeting will be held online only and will begin at 11:30 AM CDT on May 25, 2023. We will hold the 2023 Annual Meeting solely by means of remote communications with no in-person location. You can attend the Annual Meeting and vote online at https://www.virtualshareholdermeeting.com/FLS2023.

2023 Proposals		Board Vote Recommendation		Page Reference (for more detail)
1	Elect the 11 directors named in the proxy statement	For	✔	Page 16
2	Approve, on an advisory basis, the Company’s executive compensation	For	✔	Page 72
3	Vote, on an advisory basis, on the frequency of future advisory votes on the Company’s executive compensation	One Year	✔	Page 73
4	Ratify the appointment of PricewaterhouseCoopers as our independent auditor for 2023	For	✔	Page 78
5	Shareholder Proposal to eliminate ownership requirements to call a special shareholder meeting	Against	✘	Page 81

Shareholders will also transact any other business that is properly brought before the Annual Meeting.

Record Date: Shareholders of record of the Company’s common stock, par value $1.25 per share, at the close of business on March 28, 2023 are entitled to notice of and to vote at the Annual Meeting.

Attending the Meeting Virtually: To participate in the meeting, including to vote or to ask questions during the meeting, you must access the meeting website at https://www.virtualshareholdermeeting.com/FLS2023, and log in using the 16-digit control number provided on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the https://www.proxyvote.com website, then you may access, participate in, and vote at the annual meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the annual meeting.

For additional related information, please refer to the disclosure beginning on Page 85 in the enclosed proxy statement. The proxy statement and 2022 annual report to shareholders and any other proxy materials are available at https://www.proxyvote.com.

Your vote is very important. Whether or not you plan to attend the Annual Meeting online, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described to the right on this page. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote online at https://www.virtualshareholdermeeting.com/FLS2023.

By order of the Board of Directors,

Susan C. Hudson
Senior Vice President, Chief Legal Officer and Corporate Secretary

YOU CAN VOTE BEFORE THE MEETING BY THE FOLLOWING METHODS:

INTERNET
www.proxyvote.com before May 25, 2023*

BY TELEPHONE
(1-800-690-6903) before May 25, 2023*

BY MAIL
Complete, sign and return your proxy or voting instruction card before May 25, 2023*

*Dates presented are for shareholders that hold shares in their own name as a holder of record. If you are a participant in the Flowserve Corporation Retirement Savings Plan, your votes must be cast before May 23, 2023.

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to confirm which voting methods are available to you.

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find additional information in the proxy statement.

Board Nominees (Page 16)

DAVID E. ROBERTS	R. SCOTT ROWE	SUJEET CHAND
Independent Chairman Age: 62 Director since 2011 Committees: * Other Public Company Boards: None	President & CEO, Flowserve Age: 52 Director since 2017 Committees: None Other Public Company Boards: 1	Independent Age: 65 Director since 2019 Committees: ● ● Other Public Company Boards: 2

RUBY R. CHANDY	GAYLA J. DELLY	JOHN R. FRIEDERY
Independent Age: 61 Director since 2017 Committees: ★ ●	Independent Age: 63 Director since 2008 Committees: ★ ●	Independent Age: 66 Director since 2007 Committees: ● ●
Other Public Company Boards: 2	Other Public Company Boards: 2	Other Public Company Boards: None
JOHN L. GARRISON	MICHAEL C. MCMURRAY	THOMAS B. OKRAY
Independent Age: 62 Director since 2018 Committees: ★ ●	Independent Age: 58 Director since 2018 Committees: ★ ●	Independent Age: 60 Director since 2023 Committees: ●
Other Public Company Boards: 1	Other Public Company Boards: None	Other Public Company Boards: None

KENNETH I. SIEGEL	CARLYN R. TAYLOR
Independent Age: 66 Director since 2022 Committees: ● ●	Independent Age: 54 Director since 2020 Committees: ● ●
Other Public	Other Public
Company Boards: 2	Company Boards: 1

*

As Chairman of the Board, Mr. Roberts rotates between committee meetings and serves as an alternate committee member for all committees, as needed.

2023 PROXY STATEMENT	2

Executive Officers (Page 32)

Name and Position	Age	Since	Previous Position
R. Scott Rowe President, CEO and Director	52	April 2017	President — Cameron Group, Schlumberger Ltd.
Elizabeth L. Burger Senior VP and Chief Human Resources Officer	52	April 2018	SVP and Chief Human Resources Officer, Hanesbrands, Inc.
Lamar L. Duhon President, Flowserve Pumps Division	52	January 2022	Vice President, Sperry Drilling Halliburton
Susan C. Hudson Senior VP, Chief Legal Officer and Corporate Secretary	46	May 2022	Flowserve Vice President and Chief Compliance Officer
Amy B. Schwetz Senior VP and Chief Financial Officer	48	February 2020	EVP and Chief Financial Officer, Peabody
Scott K. Vopni Vice President, Chief Accounting Officer	55	June 2020	SVP — Finance, Chief Accounting Officer, Dean Foods Co.
Kirk R. Wilson President, Flow Control Division	56	July 2019	Flowserve President, Aftermarket Services & Solutions

2023 PROXY STATEMENT	3

Executive Compensation Highlights (Page 34)

Compensation Philosophy and Principles

ATTRACT & RETAIN	Attract and retain high-quality leaders with a passion for driving high performance, as well as our purpose, values, behaviors
REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy
COMPETITIVE AND MARKET-BASED	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median
ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking
ALIGN PAY WITH SHAREHOLDERS	Provide that a majority of total compensation is tied to performance and/or stock price and is aligned with shareholder interests

Pay for Performance Alignment

Our annual incentive program paid out below target for 2022 and each of the two prior fiscal years.

ANNUAL INCENTIVE PLAN PAYOUTS (% OF TARGET)

2023 PROXY STATEMENT	4

PSUs have paid out below target for the past three performance cycles.

PAYOUTS FOR 2018, 2019, and 2020 PSU GRANTS

2022 Executive Total Compensation Mix

The majority of the total target compensation provided to our Named Executive Officers is ‘at risk’ and aligned with our compensation philosophy and principals to drive shareholder value creation.

*

Including stock price performance for RSUs.

2023 PROXY STATEMENT	5

Table of Contents

INVITATION TO ANNUAL MEETING
1	NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
2	PROXY SUMMARY
8	THIS IS FLOWSERVE
8	Our Purpose, Values and Behaviors
9	Our 3D Growth Strategy
11	Corporate Social Responsibility
16	PROPOSAL ONE: ELECTION OF DIRECTORS
16	Required Vote and Recommendation
17	Board of Directors — Biographical Information
23	THE BOARD AND COMMITTEES
23	Role of the Board; Corporate Governance Matters
27	Board Committees
29	Oversight of the Executive Compensation Program
30	Director Compensation
32	EXECUTIVE OFFICERS
34	EXECUTIVE COMPENSATION
35	Compensation Discussion and Analysis
36	We Take Pay for Performance Seriously
37	Executive Summary
41	Compensation Program Philosophy and Principles
45	2022 Executive Compensation Decisions
54	Other Benefits
57	Compensation Governance Policies
57	Tax and Accounting Implications of Executive Compensation
58	Executive Compensation Program Review and Compensation Risk
58	Organization and Compensation Committee Report
59	Summary Compensation Table
61	2022 Grants of Plan-Based Awards
62	Outstanding Equity Awards at Year-End 2022
64	2022 Option Exercises and Stock Vested
65	2022 Pension Benefits
66	Quantification of Potential Payments
67	PAY VERSUS PERFORMANCE
71	CEO PAY RATIO FOR FISCAL YEAR 2022
72	PROPOSAL TWO: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
73	PROPOSAL THREE: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
74	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
75	SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
76	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
77	EQUITY COMPENSATION PLAN INFORMATION
78	PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS OUR INDEPENDENT AUDITOR FOR 2023
79	OTHER AUDIT INFORMATION
79	Relationship with Independent Registered Public Accounting Firm
79	Audit and Non-Audit Fees and Services
79	Audit Committee Approval Policy
80	REPORT OF THE AUDIT COMMITTEE
81	PROPOSAL FIVE: ELIMINATE OWNERSHIP REQUIREMENTS TO CALL A SPECIAL SHAREHOLDER MEETING
84	OTHER MATTERS
85	GENERAL VOTING AND MEETING INFORMATION
85	Frequently Asked Questions About The Annual Meeting & Proxy Materials
91	ANNEX I: RECONCILIATION OF REPORTED RESULTS TO NON-GAAP FINANCIAL MEASURES
93	ANNEX II: 2022-2024 PERFORMANCE PEER GROUP

2023 PROXY STATEMENT	6

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Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “estimate,” “intent,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “project,” “predict,” “seek,” “confident” and “commit” or similar expressions. In particular, statements regarding our financial position, plans, strategies, objectives, prospects and expectations regarding our business, future operations, industry and market conditions are forward-looking statements. They reflect our current expectations, are subject to materials risks, uncertainties and other factors, many of which are outside of our control, and are not guarantees of performance and we can give no assurance that they will prove to be correct or that any plan, initiative, projection, goal, commitment, or expectation can or will be achieved, and speak only as of the date of this proxy statement. You should not rely unduly on forward-looking statements. Our business results are subject to a variety of risks and uncertainties, including those that are described in our 2022 Annual Report on Form 10-K and elsewhere in our filings with the Securities and Exchange Commission, any of which could cause actual plans or results to differ materially from those included in any forward-looking statements. If any of these considerations or risks materialize or intensify, our expectations (or underlying assumptions) may change and our performance may be adversely affected. Except as required by law, we undertake no obligation, and disclaim any duty, to publicly update or revise any forward-looking statement or disclose any facts, events or circumstances that after the date hereof that may affect the accuracy of any forward-looking statement, whether as a result of new information, future events, changes in our expectations or otherwise.

2023 PROXY STATEMENT	7

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THIS IS FLOWSERVE

Our Purpose, Values and Behaviors

Around the world, Flowserve is striving to fulfill our purpose – to create extraordinary flow control solutions to make the world better for everyone. To help solve the biggest flow-control challenges, customers worldwide rely on the product lines, engineering, project management, and service expertise of Flowserve that dates back more than 230 years. We have developed a strategy on a foundation of six core values and seven key behaviors that are at the root of everything we do as an organization in pursuit of this purpose.

2023 PROXY STATEMENT	8

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THIS IS FLOWSERVE

Our 3D Growth Strategy

Our strategy of supporting energy transition through our efforts to Diversify, Decarbonize, and Digitize – our 3D Growth Strategy – supports and aligns directly with our purpose.

Diversify

Today, Flowserve is meaningfully levered to oil and gas in each of our divisions. We have over 230 years of industry experience and expertise serving other infrastructure markets within flow control. Our goal now is to aggressively re-engage our offerings with market participants in areas like water, specialty chemical and other general industries where we maintain strong capabilities, and to support our customers’ energy transition efforts across industries.

While we remain fully committed to supporting our existing customers today and into the future, our Diversify strategy is focused on creating a more balanced portfolio based on cleaner sources of energy and increasing our exposure to the end markets offering long-term outsized growth potential.

One way we are advancing Diversification at Flowserve is deploying sustainable technology in seawater desalination applications. In 2022, Flowserve engaged with Collahuasi, operators of one of the largest copper mines in the world, to enable seawater desalination, water pumping and transport of supply water for their mining needs. Flowserve will supply 25 DMX pumps for the Water Impulse System from the Port Sector to the Cordillera Sector. Our pumps will be pivotal in helping preserve and care for the region’s natural resources.

Decarbonize

We recognize that governments and corporations around the globe are increasingly focused on addressing the effects of climate change and implementing efforts to reduce greenhouse gas emissions. In addition to our own efforts to reduce carbon emissions in our operations, many of our current products and services can be utilized in numerous aspects of our customers’ carbon reduction efforts. In addition, we believe that through continued technology investment and new product development, our capture rate of this expanding opportunity will continue to grow. With several technologies already available in LNG, hydrogen, carbon capture, renewables and others, Flowserve’s innovative portfolio of flow control solutions supports our new Energy Advantage program and provides offerings to help customers’ energy transition efforts in three key areas – energy efficiency, carbon reduction, and operational cost mitigation.

As an example of our decarbonization strategy, Flowserve is supplying G4 sleeved plug valves to a leading China-based civil explosives company that traditionally develops products for industries like mining, water conservancy, and railway and highway construction. The customer will use the valves in the production of polybutylene adipate terephthalate (PBAT) – a chemical used in the manufacturing of biodegradable plastic products. In Flowserve’s support of this initiative, we are enabling our customers to manufacture products in a growing market that is environmentally friendly and sustainable for the future.

2023 PROXY STATEMENT	9

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Digitize

Digitize represents our focus on helping our customers digitize their operations, driven by our RedRaven internet-of-things, or IoT, suite of equipment monitoring and predictive maintenance services. Since the launch of RedRaven two years ago, we have been encouraged by the demonstrated capabilities of this offering and how it has helped us expand our services capabilities and form new relationships with our customers. We now support over 50 customer sites across a diverse set of industry applications, and we have over 1,700 instrumented assets in 17 countries.

Our goal is to digitize as much of our existing installed base and new original equipment as possible and convert the RedRaven solution to a profitable recurring revenue stream. Feedback from adopting customers is validating the value to customers of the recurring expense. RedRaven technology digitizes our customer experience with its ability to predict failures and avoid costly downtime in critical applications, such as one of the largest water desalination plants in Oman. Our state-of-the-art predictive analytics are installed on 22 critical process pumps there, ensuring the equipment is not only operating safely, but also reducing carbon emissions and saving energy while providing clean drinking water to the people of Oman.

2023 PROXY STATEMENT	10

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THIS IS FLOWSERVE

Corporate Social Responsibility

Our ESG Programs & Initiatives

Guided by our values, we aim to create extraordinary flow control solutions to make the world better for everyone. Our Purpose informs our Environmental, Social and Governance (ESG) vision as we strive to enable a clean energy future by advancing technologies that reduce climate impact, embed sustainability within our core operations and strengthen our purpose-driven culture. In 2022, we launched a more holistic approach to ESG at Flowserve that honors this vision and more closely aligns with our Diversification, Decarbonization and Digitization Strategy. Our ESG program is constructed around three key pillars: Climate, Culture and Core Responsibility. These pillars capture how we are committed to advancing ESG at Flowserve on our journey of making the world better for everyone.

Climate

Climate captures the Environmental pillar of our ESG approach and outlines our commitment to enabling a clean energy future for our operations and our customers.

We are dedicated to promoting our customers’ sustainability through product development, stewardship and innovation that support energy efficiency, reduced emissions and digitization of operations. We have partnered with our customers in advancing sustainability in their operations through development of carbon capture technology, concentrated solar power and flare gas recovery. In 2022, we booked nearly $140 million in energy transition projects to drive renewable energy and help our customers reduce operations emissions, minimize lifecycle equipment costs, reduce maintenance requirements, and simplify equipment operation.

We value our role as key partners to our customers in reaching their carbon reduction goals through energy transition but also remain focused on our own carbon reductions goals as well as part of our commitment to sustainability, Flowserve targets to reduce Scope 1 and Scope 2 carbon intensity 40% by 2030, using 2015 as a baseline year. Our goal is to reduce combined direct (Scope 1) and indirect (Scope 2) operating emissions of 29.4 Tonne CO2-equivalent (CO2e) per million USD dollars in annual sales revenue in 2015 to 17.4 Tonne CO2e or lower by 2030. We plan to meet this target through energy efficiency improvements, renewable energy project development and other measures to offset our greenhouse gas emissions. Our progress was supported in 2021 with the completion of 46 energy efficiency projects, and initial construction of two renewable energy projects at facilities in Italy and China.

For more information on our ESG programs and initiatives, please see our ESG Report accessible through our website at https://www.flowserve.com under the “ESG” caption, which is not incorporated by reference into this proxy statement. Statements regarding our ESG-related goals are not guarantees or promises that those goals will be met.

2023 PROXY STATEMENT	11

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Culture

Culture refers to the Social pillar of our strategy, rooted in our belief that the collective energy of our People set us apart. It defines our commitment to strengthening our values driven culture and investing in our communities through talent recruitment and engagement, diversity, equity and inclusion (DEI), workplace health and safety and employee wellbeing.

At Flowserve, our people are at the heart of providing vital flow control products and services to make the world better for everyone. Keeping our associates safe in our facilities and on customer sites is our primary driver in promoting their wellbeing. Our TargetZero program unifies our goals and initiatives to further drive operational excellence and continuous improvement across Flowserve in five key areas: accidents, defects, delays, emissions and waste. It offers a comprehensive approach to enhance the impact of our safety, quality, supply chain and environmental efforts to deliver unmatched value to our customers and supplier partners. In 2022, our TargetZero safety program continued to be an industry leader in total recordable incident rates.

Developing, rewarding and engaging with our employees and communities around the globe is a critical focus in our Culture pillar. In 2021, we launched Leadership in Motion to provide critical leadership skills to over 2,000 Flowserve People Leaders, with continued progress for the program in 2022. We also distributed over 15,000 Spirit of Flowserve Awards to recognize associates for living out our values and behaviors. In 2019, we formally launched our global community impact program, Flowserve Cares, which empowers associates to request company support for community programs and needs. Flowserve Cares incorporates monetary donations, in-kind contributions and volunteer opportunities to help make meaningful impacts in the communities where our associates and customers live and work. The programs selected for grants reflect a wide range of needs that align with Flowserve’s core support areas: at-risk youth, STEM programs and education, disaster recovery, and community issues.

Embracing differences is a core aspect of our People value at Flowserve. We seek to build a diverse and inclusive culture through our Diversity, Equity and Inclusion program. Each year, we celebrate the diversity of our associate population by recognizing Pride Month, Black History Month, Asian Pacific Islander American Heritage Month, International Women’s Day, Veterans’ Day and more. During these events celebrating recognition, associates participate both locally with team members where they work and live, as well as globally with feature speakers broadcast to our locations around the world. In addition, in 2022 management received education and training on unconscious bias and leading with inclusivity for all leaders and HR business partners. This training will be required of all newly hired leaders during their onboarding.

With these programs and educational opportunities, we hope to foster an employee culture that drives inclusion, combats bias and positively impacts our communities in and outside Flowserve.

Additionally, we have focused on improving diversity across Flowserve from the board of directors and the executive leadership team to the general associate population. We are committed to promoting equity and inclusivity at all levels. We proudly support the empowerment of women and girls, especially women in STEM through the educational tenet of Flowserve Cares.

2023 PROXY STATEMENT	12

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Core Responsibility

Core Responsibility represents Governance and how we conduct business ethically and in accordance with laws and regulations around the world. Based on our Flowserve values, Core Responsibility addresses our duty to reinforce cybersecurity and data privacy, integrity and compliance and transparent reporting.

Our governance practices are consistent with our high standards of ethics, integrity and transparency in all our stakeholder relationships, including attracting and retaining world-class talent by investing in their professional development and providing them with challenging and rewarding opportunities for personal growth, promoting high standards of corporate citizenship and working to safeguard the environment and communities where we do business. With executive-level participation and Board oversight of our programs and initiatives, ESG issues have top-down support and are a company-wide priority.

During 2022, we launched our Human Rights Policy so that the protection of human rights remains a focus of our operations and those of our partners. In addition, in an effort to increase transparency for our stakeholders regarding our sustainability program, we published our 2021 ESG Report with the SASB Industrial Machinery and Goods Reporting Standard, the TCFD Reporting Format, and the GRI Reporting Index.

A critical component of core responsibility is the necessity to strengthen our cybersecurity practices to protect our data and help promote operational resilience. Through annual security awareness trainings and simulated attacks, we aim to empower our associates to protect the enterprise and recognize and respond to real-life cyberattacks. We leverage a suite of innovative security services and solutions to monitor potential threats across our enterprise, Flowserve.com and our RedRaven IOT platform to maintain a secure environment for our associates, customers and partners.

Flowserve’s Integrity and Compliance program focuses on five pillars: Culture, Speaking Up, Strategy, Accountability and Risk Management. These pillars guide us in enhancing our compliance program, so we continue our commitment to uphold the highest ethical standards. We promote a culture of integrity with our associates through a variety of means, ranging from our local site Integrity Champions, monthly communications and our annual global Integrity & Compliance Day, where we celebrate our culture of integrity and build associate engagement by featuring programming designed to highlight resources, raise awareness, and conduct annual training.

2023 PROXY STATEMENT	13

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Our Global Community Impact Program

Supporting our Community

At Flowserve, we are inspired by our purpose of making the world better for everyone. We make a difference each day by delivering technologies and services to our customers around the world for the toughest, most critical applications. But our impact is not just limited to our innovations. Our global team has long been committed to bettering the communities in which we live and work through philanthropy and volunteerism. Long before the creation of Flowserve’s purpose, values and behaviors, our people have demonstrated a natural desire to help those who are at-risk, less fortunate and victims of situations beyond their control. Flowserve supports our communities through monetary donations and also by providing our people with time off to volunteer for local organizations and causes that they care about.

Our global community impact program, Flowserve Cares, has formalized these efforts since 2019 through monetary donations, in-kind contributions and volunteer opportunity. This program aligns our core support areas of at-risk youth, STEM programs and education, disaster recovery and other community-related issues. Through Flowserve Cares, associates are empowered to request company support for community programs and needs that make meaningful impact where they live and work. In 2022, Flowserve Cares approved over $500,000 in grants drive positive change, ranging from environmental clean-up efforts, to serving our veterans, to feeding the underprivileged, to promoting financial literacy with children.

To encourage meaningful engagement with our local communities and active participation in our Flowserve Cares program, we grant up to 40 hours of volunteer time off (VTO) to eligible associates each year. Associates are granted 24 hours of paid VTO each calendar year with an additional opportunity to take 16 hours of unpaid VTO to expand their community impact.

2023 PROXY STATEMENT	14

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Engagement with Shareholders

Flowserve routinely engages with our shareholders to better understand their views, carefully considering the feedback we receive and taking action when appropriate. We review the results of the annual advisory vote on executive compensation in making determinations about the structure of Flowserve’s pay program, and whether any changes to the program should be considered.

In the fall of 2022, we proactively reached out to our top 25 shareholders, representing approximately 80% of our common shares outstanding, offering to meet with each of them. Seven of those shareholders, representing approximately 26% of our common shares outstanding, engaged with us and the feedback we received from those shareholders was positive and has been and continues to be carefully considered by management and the Board as we further develop our ESG strategy and compensation practices. Our lead director participated in all of these meetings with our shareholders. We discuss our shareholder engagement efforts as well as the key messages shared by investors during those meetings under the “2022 ‘Say on Pay’ Vote and Shareholder Engagement” caption on page 36.

With the easing of the COVID-19 pandemic, Flowserve was significantly able to substantially increase our in-person meetings with shareholders during 2022, even as several industry conferences and other engagement continued to be conducted virtually. This combination of meeting venues allowed members of management, including our CEO and CFO, to participate and present in both live and virtual events in 2022, which furthered our active engagement with Flowserve shareholders. We anticipate in 2023 that we will continue to have both in-person and virtual opportunities to continue our shareholder outreach, which management finds extremely valuable.

In total, our CEO and/or CFO participated in seven investor conferences during the year. We value the views and perspectives that our shareholders and the financial community provide us during these interactions, and we formally communicate the information and feedback that we obtain to the Board and its Committees on a regular basis.

CONTACT
Reaching out to shareholders and having year-round conversations
LISTEN
Obtaining feedback from shareholders, discussing and evaluating internally
RESPOND
Adopting and revising policies as appropriate

2023 PROXY STATEMENT	15

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PROPOSAL ONE:
ELECTION OF DIRECTORS

The Company’s Board currently consists of eleven directors. All the director nominees listed below were previously elected by shareholders at the 2022 Annual Meeting, other than Kenneth I. Siegel, who was appointed to the Board in August 2022 and Thomas B. Okray, who was appointed to the Board in April 2023. Both Mr. Siegel and Mr. Okray were recommended to the Corporate Governance and Nominating (“CG&N”) Committee by a third party search firm. Accordingly, the Board has nominated eleven directors to serve a one-year term until the 2024 annual meeting of shareholders or until their successors have been elected and qualified. Biographical information for each nominee is provided below under the heading “Board of Directors—Biographical Information—Nominees to Serve an Annual Term Expiring at the 2024 Annual Meeting of Shareholders.”

Required Vote and Recommendation:

•

Our By-Laws mandate that each director be elected under a majority voting standard in uncontested elections. A majority voting standard requires that each director receive more votes “for” his or her election than votes “against” to be elected.

•

In an uncontested election, any incumbent nominee for director who does not receive an affirmative vote of a majority of the votes cast in favor of or against such nominee must promptly offer to resign. The resignation offer is reviewed by the CG&N Committee, who determines whether to accept or reject it, giving due consideration to the best interests of the Company and its shareholders. Plurality voting will apply to contested elections.

The table below summarizes the key qualifications and areas of expertise that led our Board to nominate these individuals.

	Roberts	Rowe	Chand	Chandy	Delly	Friedery	Garrison	McMurray	Okray	Siegel	Taylor
Manufacturing / Operations	●	●	●	●	●	●	●		●
Industry / Product Knowledge	●	●	●				●		●
Multinational Operations	●	●	●	●	●	●	●	●	●	●	●
Financial / Accounting	●		●	●	●			●	●	●	●
Product Innovation / R&D			●	●					●
Energy / Alternative Energy Markets	●	●	●	●		●	●	●	●	●	●
Supply Chain		●		●	●	●	●	●	●		●
HR / Talent Development	●	●		●	●		●	●	●	●	●
Mergers & Acquisitions		●		●	●	●	●	●	●	●	●
Corporate Strategy / Governance	●	●	●	●	●	●	●	●	●	●	●
Manufacturing/Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/Governance

✔	The Board recommends that you vote “FOR” the election of all nominees to serve as directors.

2023 PROXY STATEMENT      16

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Board of Directors — Biographical Information

Nominees to Serve an Annual Term Expiring at the 2024 Annual Meeting of Shareholders

David E. Roberts
Independent Chair since: May 2021 Director since: Nov. 2011 Age: 62 Board Committees: • N/A Current Public Company Directorships: • None Past Public Company Directorships: • Penn West Exploration

Employment History

•

Gavilan Resources, LLC, a private company formed in partnership with Blackstone focused on oil and natural gas development and production opportunities in South Texas | Chief Executive Officer (2017 – retirement in 2020). Gavilan filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in May 2020.

•

Penn West Exploration, a Canadian oil and gas exploration and production company | President and CEO (2013 – 2016)

•

Marathon Oil Corporation, an independent upstream company with international operations in exploration and production, oil sands mining and integrated gas | Executive Vice President and Chief Operating Officer (2011 – 2012)

•

Marathon Oil Corporation | other key management positions, including Executive Vice President in charge of Marathon’s worldwide upstream operations and Senior Vice President of business development (2006 – 2011)

•

BG Group, an integrated natural gas company | various leadership roles (2003 – 2006)

•

Chevron Corporation | advisor to the Vice Chairman (2001 – 2003)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Roberts is well qualified to serve as a director due to his executive leadership experience, strong international operations background, business development experience and extensive knowledge of and experience in the energy industry. This provides Mr. Roberts with a unique insight into the Company’s operational challenges and opportunities and its end-markets and customer needs.

R. Scott Rowe
Director since: Apr. 2017 Age: 52 Board Committees: • N/A Current Public Company Directorships: • Quanta Services, Inc. Past Public Company Directorships: • None

Employment History

•

Flowserve Corporation | President, Chief Executive Officer (2017 — Present)

•

Cameron Group of Schlumberger Ltd., an oilfield services co. | President (2016 — 2017)

•

Cameron International Corporation, an oilfield services co. | President, Chief Executive Officer (2015 — 2016)

•

Cameron International Corporation | President, Chief Operating Officer (2014 — 2015)

•

OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive Officer (2014)

•

Subsea Systems, a division of Cameron | President (2012 — 2014)

•

Cameron International Corporation | President of the Engineered and Process Valves division (2010 — 2012)

•

United States Army | Captain (O3) (1993 —1998)

  Other Current Public Company Directorships

•

Quanta Services Inc., a leading provider of specialty contracting services | Director (2022 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Rowe is well qualified to serve as a director due to his position as the Company’s President and Chief Executive Officer, which enables him to provide the Board with intimate knowledge of the Company’s day-to-day operations.

Manufacturing/Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/Governance

2023 PROXY STATEMENT      17

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Sujeet Chand
Director since: Dec. 2019 Age: 65 Board Committees: • Audit • Finance & Risk Current Public Company Directorships: • Proto Labs, Inc. • Veeco Instruments Inc. Past Public Company Directorships: • None

Employment History

•

Rockwell Automation, Inc., industrial automation manufacturer | Senior Vice President and Chief Technology Officer (2005 – retirement in 2021)

•

Rockwell Automation, Inc. | Other senior leadership roles (2001 – 2005)

•

XAP Corporation, an education technology company | Chief Operating Officer (2000 – 2001)

•

Rockwell Scientific Company, a subsidiary of Rockwell International | Head of research and development (1988 – 2000)

  Other Current Public Company Directorships

•

Proto Labs, Inc., global digital manufacturer | Director (2017 – Present)

•

Veeco Instruments Inc., manufacturer of semiconductor process equipment | Director (2021 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Chand is well qualified to serve as a director due to his technology and innovation experience, including with respect to cybersecurity and information technology systems, as well as his electrical engineering background. Additionally, Mr. Chand has valuable multinational executive leadership and manufacturing experience from Rockwell Automation and XAP Corporation.

Ruby R. Chandy

Director since:

May 2017

Age: 61

Board Committees:

•

Finance & Risk — Chair

•

Corporate Governance & Nominating

Current Public Company Directorships:

•

DuPont de Nemours, Inc.

•

Thermo Fisher Scientific Inc.

Past Public Company Directorships:

•

IDEX Corporation

•

AMETEK, Inc.

Employment History

•

Pall Corporation, a leading supplier of filtration, separation, and purification technologies | President of the Industrial Division (2012 – retirement in 2015)

•

The Dow Chemical Company, a multinational chemical corporation | Managing Director, Vice President of Dow Plastics Additives unit (2011 – 2012)

  Other Current Public Company Directorships

•

Thermo Fisher Scientific Inc., a multinational science and technology corporation | Director (2022 – Present)

•

DuPont de Nemours, Inc., a multinational chemical corporation | Director (2019 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Chandy is well qualified to serve as a director due to her executive management experience, marketing and strategy skills, relevant experience in industrial companies, extensive engineering and management education, broad international business and financial experience and enterprise risk oversight experience.

Manufacturing/Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/Governance

2023 PROXY STATEMENT      18

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Gayla J. Delly

Director since:

Jan. 2008

Age: 63

Board Committees:

•

Organization & Compensation

•

Corporate Governance & Nominating — Chair

Current Public Company Directorships:

•

National Instruments, Inc.

•

Broadcom Inc.

Past Public Company Directorships:

•

Power One, Inc.

Employment History

•

Benchmark Electronics Inc., a contract provider of manufacturing, design, engineering, test and distribution to computer, medical device, telecommunications equipment and industrial control manufacturers | President and Chief Executive Officer (2012 – retirement in 2016)

•

Benchmark Electronics Inc. | President (2006 – 2011)

•

Benchmark Electronics Inc. | Vice President and Chief Financial Officer (2001 – 2006)

•

Benchmark Electronics Inc. | Corporate Controller and Treasurer (1995 – 2001)

•

Ms. Delly is a certified public accountant.

  Other Current Public Company Directorships

•

National Instruments, Inc., a leader in software-defined automated test and automated measurement systems | Director (2020 – Present)

•

Broadcom Inc., a designer, developer and global supplier of semiconductor devices | Director (2017 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Delly is well qualified to serve as a director due to her international manufacturing experience, with a specific focus on engineering and technology in emerging markets, including Asia and Latin America, which provides valuable insight into the Company’s operations and assists in identifying product portfolio opportunities. In addition to her board experience, Ms. Delly has valuable executive leadership experience and financial expertise gained from her time with Benchmark Electronics Inc.

John R. Friedery

Director since:

Aug. 2007

Age: 66

Board Committees:

•

Corporate Governance & Nominating

•

 Organization & Compensation

Current Public Company Directorships:

•

None

Past Public Company Directorships:

•

None

Employment History

•

Since 2010, Mr. Friedery has provided strategic and management consulting services to the packaging and other manufacturing industries.

•

Ball Corporation, a provider of metal and plastic packaging for beverages, foods and household products, and of aerospace and other technologies services | Senior Vice President; President, Metal Beverage Packaging, Americas and Asia (2008 – 2010)

•

Ball Corporation | Chief Operating Officer, Packaging Products Americas (2004 – 2007)

•

Ball Corporation | President, Metal Beverage Container operations (2000 – 2004)

•

Ball Corporation | Other senior leadership roles (1988 – 2000)

•

Dresser/Atlas Well Services | Field operations (prior to 1988)

•

Nondorf Oil and Gas | In operations, exploration and production (prior to 1988)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Friedery is well qualified to serve as a director due to his extensive operational experience with an international industrial manufacturing focus, which provides a global business perspective and a deep understanding of the Company’s industry, end-markets and strategic focus. Mr. Friedery also has experience with renewables and sustainability expertise gained from his service with Ball Corporation.

Manufacturing/Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/Governance

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John L. Garrison

Director since:

Oct. 2018

Age: 62

Board Committees:

•

Organization & Compensation—Chair

•

Corporate Governance & Nominating

Current Public Company Directorships:

•

Terex Corporation

Past Public Company Directorships:

•

Azurix Corporation

Employment History

•

Terex Corporation, a global manufacturer of materials, processing machinery, and aerial work platforms | President and Chief Executive Officer (2015 – Present)

•

Bell Helicopter, a segment of Textron, Inc., and an aerospace manufacturer | President and Chief Executive Officer (2009 – 2015)

•

United States Army | Captain (1982 —1992)

  Other Current Public Company Directorships

•

Terex Corporation | Chairman of the Board (2018 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Garrison is well qualified to serve as a director due to his strong manufacturing, international operations and leadership experience gained through his various executive and board leadership roles, which provides him with unique insights into the current climate the Company faces as a manufacturer with a large international footprint.

Michael C. McMurray
Director since: Oct. 2018 Age: 58 Board Committees: • Audit—Chair • Organization & Compensation Current Public Company Directorships: • None Past Public Company Directorships: • None

Employment History

•

LyondellBasell, a global plastics, chemicals and refining company | Executive Vice President and Chief Financial Officer (2019 – Present)

•

Owens Corning, a global manufacturer of insulation, roofing and fiberglass composites | Senior Vice President and Chief Financial Officer (2012 – 2019)

•

Owens Corning | Vice President and Finance Leader of Owens Corning’s Building Materials Group (2011 – 2012)

•

Owens Corning | Vice President, Investor Relations and Treasurer (2008 – 2011)

•

Royal Dutch Shell | various leadership roles (1987 – 2008)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. McMurray is well qualified to serve as a director due to his extensive knowledge of global industrial manufacturing, the Company’s end markets and the financial markets, which provides valuable insight into the strategic decisions to capitalize on the Company’s growth opportunities. Additionally, Mr. McMurray has valuable multinational executive leadership and financial expertise at LyondellBasell, Owens Corning, and Royal Dutch Shell.

Manufacturing/Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/Governance

2023 PROXY STATEMENT      20

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Thomas B. Okray
Director since: Apr. 2023 Age: 60 Board Committees: • Audit Current Public Company Directorships: • None Past Public Company Directorships: • None

Employment History

•

Eaton Corp, a multinational intelligent power management technologies company | Executive Vice President and Chief Financial Officer (2021 – Present)

•

Grainger, a worldwide industrial supply distributor | Senior Vice President and Chief Financial Officer (2018 – 2021)

•

Advance Auto Parts, an aftermarket automobile parts supplier | Executive Vice President and Chief Financial Officer (2016 – 2018)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Okray is well qualified to serve as a director due to his strong background in international operations, manufacturing, and finance and accounting. Additionally, Mr. Okray has valuable strategic and financial expertise gained through his various executive leadership roles in the manufacturing industry.

Kenneth I. Siegel

Director since:

Aug. 2022

Age: 66

Board Committees:

•

Audit

•

Finance & Risk

Current Public Company Directorships:

•

Boardwalk Pipeline Partners, LP

•

CNA Financial Corporation

Past Public Company Directorships:

•

Diamond Offshore Drilling

Employment History

•

Loews Corporation, a diversified company with businesses in the insurance, energy, hospitality and packaging industries | Senior Vice President (2009 – present)

•

Barclays Capital, a multinational universal bank | Managing Director of Mergers and Acquisitions (2008 – 2009)

•

Lehman Brothers, a global financial services firm | Managing Director of Mergers and Acquisitions (2000 – 2008)

•

Schroders, a multinational investment banking and asset management company | Head of U.S. Investment Banking (1982 – 2000)

  Other Current Public Company Directorships

•

Boardwalk Pipeline Partners, LP, a provider of transportation and storage of natural gas | Chairman of the Board (2009 – Present)

•

CNA Financial Corporation, a commercial property and casualty insurance company | Director (2019 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Siegel is well qualified to serve as a director due to his extensive knowledge of strategic planning, corporate development and finance and accounting, which provide us valuable insight into our strategic decisions to capitalize on the Company’s growth opportunities. Additionally, Mr. Siegel has valuable executive leadership experience in the manufacturing and energy industries and has leveraged his development and M&A expertise from Loews Corporation and its subsidiaries.

Manufacturing/Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/Governance

2023 PROXY STATEMENT      21

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Carlyn R. Taylor
Director since: Aug. 2020 Age: 54 Board Committees: • Audit • Finance & Risk Current Public Company Directorships: • The Hain Celestial Group, Inc. Past Public Company Directorships: • None

Employment History

•

FTI Consulting, Inc., a global business advisory firm | Corporate Finance Global Co-Leader and global leader of Business Transformations and Transactions practice (2016 – present)

•

FTI Capital Advisors, an investment banking subsidiary of FTI Consulting | Chairperson (2017 – present)

•

FTI Consulting, Inc. | various roles of increasing responsibility (2002 – 2016)

•

PwC, a global accounting firm | various roles, including partner, senior manager and staff consultant (1990 – 2002)

  Other Current Public Company Directorships

•

The Hain Celestial Group, Inc., a leading organic and natural products company | Director (2022 – Present)

  Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Taylor is well qualified to serve as a director due to her extensive background in corporate strategy, finance and accounting, most notably leveraging her expertise in capital allocation strategies and capital markets to help businesses spearhead transformative initiatives, as well as her experience serving on the board of directors of various privately-owned startups.

Manufacturing/Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/Governance

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THE BOARD AND COMMITTEES

Role of the Board; Corporate Governance Matters

The Board oversees the CEO and other senior management in the competent and ethical operation of the Company on a day-to-day basis and to help confirm that our shareholders’ best interests are served. In its efforts to satisfy this duty, our Board has adopted Corporate Governance Guidelines (“Guidelines”). Our Guidelines, as well as other corporate governance documents, such as the Company’s Code of Conduct for employees and directors and an additional Code of Ethics for directors, are available on the Company’s website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption. The table below highlights some of the Company’s investor friendly governance practices.

Director Elections	Board Operations	Shareholder Rights
✓ Annual elections for full Board by majority vote (in uncontested elections) ✓ Resignation policy if a majority vote is not received (in uncontested elections) ✓ Director retirement age policy of 72	✓ Stock ownership requirements for directors (5x annual cash retainer) ✓ Independent board chair ✓ Annual Board and Committee evaluations ✓ Board committees composed of 100% independent directors	✓ Right to call a special meeting ✓ Right to act by written consent ✓ Proxy access right ✓ No poison pill ✓ Annual “Say on Pay” vote ✓ No supermajority voting requirements

The Board, through the CG&N Committee, regularly reviews developments in corporate governance and best practices and modifies the Guidelines, committee charters and key practices as necessary. For example, given the increasing importance of ESG matters to our long-term strategy and to our shareholders, we amended the charter of the CG&N Committee to specifically provide for oversight over our ESG programs and initiatives.

The Board also works with management to develop the Company’s long-term strategy. The Board dedicates one full meeting per year solely to our long-term strategy, in which the Board receives updates from management and discusses the progress made, challenges encountered and future plans to continue implementing our strategic priorities. At each quarterly meeting of the Board, management also provides additional updates on our strategic priorities based on particular focus areas, including our business platforms, culture and organizational health, regulatory and legal risk, operations, and climate change and sustainability.

Our approximately 16,000 associates around the globe are a critical component of our ability to execute on our strategy. Accordingly, the Board continually monitors and assesses our human capital management, principally in the areas of workplace health and safety, employee engagement, compensation and benefits and training, development and ethics. Each year, our associates complete an annual ethics training on our Code of Conduct and participate in “Integrity & Compliance Day” and “Safety Day” to help further emphasize the ongoing training that our associates receive. We also conduct annual employee engagement surveys to solicit feedback and input directly from our associates and, based on the results of our surveys, management and the Board work together to create additional action plans as appropriate.

Board Operations

Board Leadership Structure

We have separated the positions of Chairman of the Board and CEO since 2005. David E. Roberts presides over the meetings of the Board, including executive sessions of the Board where only non-employee directors are present. Among the wide range of other duties as Chairman of the Board, he reviews and approves the agendas for Board meetings, presides over meetings and executive sessions of the Board of Directors, briefs the CEO on issues and concerns arising in the executive sessions of the Board, facilitates communication between the independent directors and management, coordinates periodic Board input and review of management’s strategic plan for the Community, and leads the Board’s review of the succession plan for the CEO and other key executives. He also serves as an alternate member for all Board committees, and strives to attend as many committee meetings as possible. More information on what is expected of our Non-Executive Chairman can be found on the investor relations portion of our website at https://ir.flowserve.com under the heading “Corporate Governance—Documents & Charters—Role and Responsibilities of Non-Executive Chairman of the Board.”

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We believe that separating the positions of Chairman of the Board and CEO is appropriate for the Company at this time because it places an independent director in a position of leadership on the Board and allows the Chairman to focus on oversight of corporate governance matters, while enabling our CEO to focus on leading the Company and managing the business on a day-to-day basis. We believe this independent leadership and the Non-Executive Chairman’s authority to call meetings of the non-employee directors adds value to our shareholders by facilitating a more efficient exercise of the Board’s fiduciary duties and best enables the Board to effectively manage our businesses, risks, opportunities and affairs in the best interests of our shareholders.

We also believe the Non-Executive Chairman further enhances independent oversight by being responsible for establishing the Board’s annual schedule and collaborating with the CEO on the agendas for all Board meetings. The separation of Chairman and CEO also allows the Non-Executive Chairman to provide support and advice to the CEO, reinforcing the reporting relationship and accountability of the CEO to the Board. The Non-Executive Chairman also reprsents the Board in communications with shareholders and other stakeholders of the Company and provides input on the design of the Board. In addition, each of the independent members of the Board actively participate in overseeing management including by actively participating in each Board and Committee meeting held throughout the year.

Risk Oversight

The Board and its Committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board. The Board and its Committees oversee senior management’s policies and procedures in assessing and addressing risk areas that fall within the scope of the Board’s and the Committees’ respective areas of oversight responsibility, as further detailed in the Board Committees section below. The Board and management frequently discuss the long-term strategy of the Company. The Board is regularly informed through Committee reports of each Committee’s activities in overseeing risk management.

Meeting Attendance

Board meetings

There were nine meetings of the Board during the year ended December 31, 2022. Executive sessions of non-employee directors are normally held at each regular Board meeting and are presided over by our independent Chairman of the Board, or, in the Chairman’s absence, by the Chairman of the CG&N Committee. During the year ended December 31, 2022, each Director nominee attended 100% of the total number of meetings of the Board and 100% of the total number of meetings of the Board committees on which he or she served while he or she has been a director or committee member.

Shareholder meetings

Board members are expected to attend the Company’s Annual Meetings of shareholders. All ten directors then-serving were in attendance at the Company’s 2022 Annual Meeting.

Communicating with the Board

Shareholders and other interested parties may communicate with the Board or the independent directors as a group directly by writing to: Non-Executive Chairman of the Board, c/o Flowserve’s Corporate Secretary, Flowserve Corporation, 5215 N. O’Connor Blvd., Suite 700, Irving, Texas 75039. These communications are reviewed by the Corporate Secretary to determine whether they are appropriate for presentation to the Board or such director. The purpose of this screening is to avoid having the Board consider irrelevant or inappropriate communications (such as advertisements, solicitations, and product inquiries). All relevant communications are then delivered to our Chairman.

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Board Composition

What We Look For in Directors

The identification and evaluation of director candidates begins with the Guidelines, which establish the criteria for Board membership. As a starting point under the Guidelines, all prospective Board members must, for example, adhere to the highest standards of integrity and ethics, exercise diligent and constructive oversight of the Company’s business, risk profile and strategy, demonstrate relevant and successful career experience, display a global business perspective, and possess the time to responsibly perform all director duties and effectively represent the interests of the shareholders. In addition, we believe that Board members should have varied professional expertise in areas relevant to the Company. In this regard, our director nominees bring a wide array of qualifications, skills and attributes to our Board that support its oversight role on behalf of the shareholders. The table on page 16 summarizes the key qualifications and areas of experience that led our Board to nominate these individuals.

The Guidelines further articulate the Board’s firm belief that the Board’s members should also have a diversity of backgrounds, which we view holistically. In evaluating diversity of backgrounds, the Board considers individual qualities and attributes, such as educational background, professional skills, business experience and cultural viewpoint, as well as more categorical diversity metrics, such as race, age, gender and nationality. This consideration is implemented through the selection process for director nominees, and the Board assesses its effectiveness in promoting diversity through an annual self-assessment process that solicits feedback concerning the appropriateness of the Board’s diversity, among other critical performance factors.

The Board also periodically reviews the tenure of each Board member, at least on an annual basis. We strive to maintain an appropriate balance of age and tenure on the Board with a mix of directors who have a long and deep understanding of our business and directors who bring new and fresh skills, perspectives and experience to the Board. In line with this philosophy, since 2018 we have added six new directors to our Board.

Director Recruitment Process

The CG&N Committee considers various potential director candidates who may come to the attention of the CG&N Committee through current Board members, professional search firms, shareholders or other persons. The CG&N Committee generally retains a national executive-recruiting firm to research, screen and contact potential candidates regarding their interest in serving on the Board, although the CG&N Committee may also use less formal recruiting methods. All identified candidates, including shareholder-recommended candidates, are evaluated by the CG&N Committee using the same methods and criteria, although those methods and criteria may vary from time to time depending on the CG&N Committee’s assessment of the Company’s needs and current situation.

Director Evaluation Process

We believe that a robust Board evaluation and feedback process helps to promote the effectiveness of our Board and Committees and encourages our Board members, individually and collectively, to continually improve in their roles and responsibilities. Our Board evaluation process is led by an independent member of the Board, the Chair of the CG&N Committee, who engages independent external advisors each year to assist in compiling the results of the evaluations submitted by the members of the Board and to provide additional perspective on effectively responding to the evaluations and feedback received.

Our annual evaluation process typically begins with a self-assessment in which each independent member of the Board provides a performance rating for a series of questions in several key categories, including the structure, process and resources of the Board, effectiveness of the Committees of the Board, and management of the Company. The self-evaluation concludes with several open-ended questions in order to encourage members of the Board to freely discuss their own performance, priorities for the upcoming year, and any other comments that the applicable member of the Board deems important.

Each independent member of the Board is also required to complete a peer evaluation of each other independent member of the Board every two to three years (other than the Chairman, who is evaluated separately), which solicits feedback on how the applicable director adds value to the Board and its Committees, what the applicable director could do to increase effectiveness, and any other commentary that the evaluating member of the Board deems pertinent.

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Each member of the Board is also required to complete a Chairman evaluation to provide feedback on the performance and contributions of the Chairman of the Board every year. The Chairman evaluation requires each member of the Board to rate the Chairman’s performance in a dozen key areas and also provides an opportunity to provide open feedback on the performance of the Chairman of the Board.

Each member of the Board is also required to complete an evaluation of our Chief Executive Officer’s performance every year. While our Chief Executive Officer is a member of the Board, his evaluation is focused on his performance as a member of management and not as a member of the Board. These evaluations are utilized in assessing the CEO’s performance and setting his compensation on a yearly basis.

Once the evaluations were complete for 2022, the results were compiled by an independent external advisor, anonymized, and provided to the CG&N Chair, who then discussed the results of the process with the CG&N Committee, and the full Board, at their February meeting and were considered by the CG&N Committee and the Board when setting CEO compensation and engaging in director development, strategy, and governance.

Director Independence

The Guidelines provide that all members of the Board (other than our CEO) should be independent under applicable law and the New York Stock Exchange (“NYSE”) listing standards, as well as under the independence standards further established by the Board within the Guidelines. Upon the recommendation of the CG&N Committee, the Board makes an affirmative determination regarding the independence of each director annually after reviewing pertinent facts and circumstances and taking into consideration all applicable laws, regulations, the NYSE listing standards and the categorical independence standards set forth in the Guidelines, which are consistent with the NYSE listing standards. In doing so, the Board considers relationships involving directors and their immediate family members and relies on information derived from the Company’s records, questionnaires, and other inquiries. In addition to meeting the NYSE standards of independence and the categorical standards set forth in the Guidelines, a director qualifies as “independent” under the Guidelines only if the Board affirmatively determines that the director has no direct or indirect material relationship (whether commercial, industrial, banking, consulting, accounting, legal, charitable or familial, excluding their present directorship) with the Company or any of its consolidated subsidiaries, either director, or as a partner, shareholder or officer of an organization that has a relationship with the Company.

Based on its review, the Board has determined that each of David E. Roberts, Sujeet Chand, Ruby R. Chandy, Gayla J. Delly, John R. Friedery, John L. Garrison, Michael C. McMurray, Thomas B. Okray, Kenneth I. Siegel, and Carlyn R. Taylor (all of our current directors other than R. Scott Rowe, who is not independent because of his employment as the Company’s President and Chief Executive Officer) meet the independence standards set forth in the NYSE listing standards and the categorical standards set forth in the Guidelines. Roger L. Fix, who served as a director until the Company’s 2022 Annual Meeting of Shareholders, met the independence standards set forth in the NYSE listing standards and the categorical standards set forth in the Guidelines during his service on the Board.

Our independence standards are included in the Guidelines, which are available on the Company’s website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption.

How Shareholders Can Recommend a Candidate

A shareholder desiring to recommend a candidate for election to the Board should submit a written notice, as required by the Company’s By-Laws, including the candidate’s name and qualifications, to our Corporate Secretary, who will refer the recommendation to the CG&N Committee. The CG&N Committee may require any shareholder-recommended candidate to furnish such other information as may reasonably be required to determine the eligibility of such recommended candidate or to assist in evaluating the recommended candidate, including a Director and Officer Questionnaire.

Under the proxy access provisions of our By-Laws, eligible shareholders and/or shareholder groups also are permitted to include shareholder-nominated director candidates in our proxy materials. Additional details about the requirements for including shareholder-nominated director candidates in our proxy materials are set forth under “General Voting and Meeting Information—Shareholder Proposals and Nominations” below.

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Board Committees

The Board maintains an Audit Committee, a Finance and Risk Committee (“F&R Committee”), a Corporate Governance and Nominating Committee, and an Organization and Compensation Committee (“O&C Committee”). Only independent directors are eligible to serve on Board committees. Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities and is governed by a written charter, which is available on the investor relations portion of the Company’s website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption.

Audit Committee	Primary Oversight Responsibilities
Committee Chair: Michael C. McMurray(1) Members(2): Sujeet Chand(3) Thomas B. Okray(4) Kenneth I. Siegel(5) Carlyn R. Taylor(6) 7 Meetings in 2022
•

Oversee financial reporting process, including the integrity of Company financial statements and compliance with legal and regulatory requirements

•

Oversee financial performance and reporting, the Company’s independent auditor and internal audit function, and regulatory activities

•

Oversee the Company’s integrity and compliance program

•

Review and discuss the process of Board and Board committees oversight of senior management’s risk management responsibilities

•

Appoint independent auditor

•

Prepares Audit Committee report for this proxy statement

The Board has determined that all members of the Audit Committee meet the applicable independence standards under the SEC rules and NYSE listing standards, and that all members are financially literate within the meaning of the NYSE listing standards.

(1)

The Board has determined that Mr. McMurray qualifies as an audit committee financial expert under the SEC rules.

(2)

Roger L. Fix served on the Audit Committee until May 12, 2022.

(3)

The Board has determined that Mr. Chand qualifies as an audit committee financial expert under the SEC rules.

(4)

Mr. Okray joined the Audit Committee upon his appointment to the Board effective as of April 12, 2023. The Board has determined that Mr. Okray qualifies as an audit committee financial expert under the SEC rules.

(5)

Mr. Siegel joined the Audit Committee upon his appointment to the Board effective as of August 16, 2022. The Board has determined that Mr. Siegel qualifies as an audit committee financial expert under the SEC rules.

(6)

The Board has determined that Ms. Taylor qualifies as an audit committee financial expert under the SEC rules.

Finance & Risk Committee	Primary Oversight Responsibilities
Committee Chair: Ruby R. Chandy Members(1): Sujeet Chand Kenneth I. Siegel(2) Carlyn R. Taylor 4 Meetings in 2022
•

Oversee corporate capital structure and budgets and recommend approval of major capital projects, corporate development, and large sales orders

•

Review effectiveness of the Company’s IT infrastructure and cybersecurity programs and its practices for identifying and mitigating technology risks with Chief Information Officer at least twice per year

•

Review the Company’s enterprise risk management, including emerging risks

•

Review financial plans, liquidity, credit, key financial risks, treasury risk, and related matters

The Board has determined that all members of the F&R Committee meet the independence standards under the NYSE listing standards.

(1)

John R. Friedery served on the Finance & Risk Committee until August 16, 2022.

(2)

Mr. Siegel joined the Finance & Risk Committee upon his appointment to the Board effective as of August 16, 2022.

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Corporate Governance & Nominating Committee	Primary Oversight Responsibilities
Committee Chair(1)(2): Gayla J. Delly Members: Ruby R. Chandy John R. Friedery John L. Garrison 4 Meetings in 2022
•

Recommend to the Board nominees for Chairman of the Board, President and Chief Executive Officer

•

Determine Board organization

•

Review director compensation recommendations for consideration by the Board

•

Review and recommend director nominees

•

Manage risks associated with Board independence and potential conflicts of interest

•

Establish corporate governance principles and procedures, including overseeing the Company’s Code of Conduct

•

Prepare effective CEO and Board succession planning

•

Evaluate CEO performance

•

Oversee Board and committee self-assessment process

•

Oversight of ESG Program, including related policies, activities and opportunities

The Board has determined that all members of the CG&N Committee meet the independence standards under the NYSE listing standards.

(1)

John R. Friedery served as chair of the CG&N Committee until August 16, 2022.

(2)

Gayla J. Delly was appointed as chair of the CG&N Committee effective as of August 16, 2022.

Organization & Compensation Committee	Primary Oversight Responsibilities
Committee Chair: John L. Garrison Members(1): Gayla J. Delly John R. Friedery Michael C. McMurray(2) 5 Meetings in 2022
•

Set compensation philosophy

•

Oversee risk management related to executive compensation plans and succession planning

•

Prepare the Compensation Committee Report included in this proxy statement

•

Approve executive officer compensation including incentives and other benefits

•

Retain and evaluate the advice of the independent compensation consultant, F.W. Cook, in adherence to the philosophies and principles stated under “Executive Compensation—Compensation Discussion and Analysis”

•

Review the Company’s processes to recruit, retain, and develop senior management, including its executive personnel appraisal, development, and selection processes, with a focus on the Company’s commitment to diversity

The Board has determined that all members of the O&C Committee meet the applicable independence standards under the SEC rules and NYSE listing standards.

(1)

Roger L. Fix served on the O&C Committee until May 12, 2022.

(2)

Mr. Friedery joined the O&C Committee effective as of May 12, 2022.

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Oversight of the Executive Compensation Program

Our executive compensation program is administered by the O&C Committee. Consistent with the NYSE corporate governance listing standards, the O&C Committee is composed entirely of independent, non-employee members of the Board. In addition, the Non-Executive Chairman of the Board generally attends the meetings of the O&C Committee.

As reflected in its charter, the O&C Committee has overall responsibility for setting the compensation for our CEO, which is approved by the full Board, and for approving the compensation of our other executive officers, including the other Named Executive Officers. The O&C Committee is also charged with the development and retention of management.

The O&C Committee is also responsible for reviewing the management succession plan and for recommending changes in director compensation to the CG&N Committee and to the Board. On matters pertaining to director compensation, the O&C Committee also receives data and advice from F.W. Cook. The O&C Committee periodically reviews the organizational design, management development plans and managerial capabilities of the Company. The O&C Committee also prepares and issues the Organization and Compensation Committee Report included in this proxy statement.

The O&C Committee’s process of reviewing the executive compensation program and setting compensation levels for our Named Executive Officers involves several components. During the first quarter of each year, the O&C Committee reviews each Named Executive Officer’s total compensation. The O&C Committee members also meet regularly with the Named Executive Officers at various times during the year, both formally within Board meetings and informally outside of Board meetings, which allows the O&C Committee to assess directly each Named Executive Officer’s performance. The O&C Committee also solicits input from all non-employee members of the Board as to the CEO’s performance during the year.

The O&C Committee generally considers the results of the CG&N Committee’s process for reviewing the CEO’s performance with all independent Board members. The CG&N Committee’s process includes the independent Board members individually and collectively presenting their assessment of the CEO’s performance, as well as the CEO presenting his self-assessment of his performance. The O&C Committee uses these results when determining the CEO’s recommended compensation, which is subject to the independent Board members’ approval.

In addition, the CEO annually presents an evaluation of each other Named Executive Officer’s performance to the O&C Committee, which includes a review of each officer’s contributions over the past year, and the officer’s strengths, weaknesses, development plans and succession potential. The CEO also presents compensation recommendations for each other Named Executive Officer for the O&C Committee’s consideration. Following this presentation and a benchmarking review for pay, the O&C Committee makes its own assessments and formulates compensation amounts for each Named Executive Officer with respect to each of the elements in the Company’s executive compensation program as described below.

Independent Compensation Consultant

The O&C Committee has the authority to retain outside advisors as it deems appropriate. The O&C Committee has engaged F.W. Cook as its compensation consultant to provide advice and information. F.W. Cook attends all regularly scheduled O&C Committee meetings and has assisted and advised the O&C Committee on all aspects of our executive and director compensation programs, and they provide no other services to the Company. The services they provide include:

•

providing and analyzing competitive market compensation data;

•

analyzing the effectiveness of executive compensation programs and making recommendations, as appropriate;

•

analyzing the appropriateness of the performance peer group (PPG) and compensation peer group (CPG); and

•

evaluating how well our compensation programs adhere to the philosophies and principles stated below under “Compensation Discussion & Analysis—Compensation Program Philosophy and Principles.”

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Director Compensation

2022 Director Compensation Program

Program Overview

Our director compensation program is established by the Board after review of data prepared by the O&C Committee’s independent consultant regarding competitive director compensation levels for peer companies and the Company’s compensation peer group, which is discussed under “Executive Compensation.” In 2022, our non-employee director compensation program consisted of the following, which was unchanged from 2021:

Component	Annual Amounts ($)	Form of Payment
Retainer	$85,000	Cash
Non-Executive Chairman retainer	$125,000	Cash
Committee service fee (per committee)	$7,500	Cash
Committee Chairman fee
Audit Committee	$20,000	Cash
O&C Committee	$15,000	Cash
F&R Committee	$10,000	Cash
CG&N Committee	$10,000	Cash
Equity grant target value	$150,000	Restricted Shares

Additionally, non-employee directors are also eligible to receive special additional compensation when performing certain special services. The Board has set a compensatory rate of $3,500 per day for such services, though no compensation was paid for this purpose in 2022.

Compensation Deferral

Directors may elect to defer all or a portion of their annual cash and equity compensation. The annual cash compensation may be deferred in the form of cash or in phantom shares, which reflect an equivalent value of Company common stock. Compensation deferred in the form of cash accrues interest at rates that do not exceed market rates or constitute preferential earnings. If a director elects to defer cash compensation in the form of phantom shares, the director receives a 15% premium on the amount deferred.

Equity Compensation

The equity portion of non-employee director compensation is granted on the date of the Annual Meeting of shareholders in the form of restricted stock. The restricted shares have voting rights and fully vest after the earliest of one year from the date of grant, the termination of the director’s service due to death or disability or a change in control. New non-employee directors receive a pro-rated grant of restricted stock at the time they join the Board. The pro-rated grant of restricted shares fully vests after the earliest of one year from the date of grants to the other incumbent non-employee directors, the termination of the director’s service due to death or disability or a change in control.

Stock Ownership Guidelines

Under our stock ownership guidelines, all non-employee directors must own shares of Company common stock with a value of at least five times his or her annual cash retainer (currently $425,000) by his or her fifth anniversary of Board service. If the stock ownership requirement is not met, the director will receive all future Board compensation in the form of Company common stock until the requirement is satisfied. For 2022, all non-employee directors met their stock ownership requirements.

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The following table sets forth our non-employee director compensation for 2022. Mr. Rowe did not receive any compensation for his service as a director. His compensation is set forth below under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Total ($)
Sujeet Chand	100,000		149,997	249,997
Ruby R. Chandy	110,000		149,997	259,997
Gayla J. Delly	106,346	(3)	149,997	256,343
Roger L. Fix	36,538	(4)	149,997	186,535
John R. Friedery	103,654	(5)	149,997	253,651
John L. Garrison	115,000		149,997	264,997
Michael C. McMurray	120,000		149,997	269,997
Thomas B. Okray	—(6)		—	—
David E. Roberts	225,000		149,997	374,997
Kenneth I. Siegel	37,500		112,498(7)	149,998
Carlyn R. Taylor	115,000	(8)	149,997	264,997
(1)

Eligible directors received an annual equity grant of 5,151 shares of restricted common stock on May 12, 2022, the date of the Company’s 2022 Annual Meeting of Shareholders. The amounts shown in this column reflect the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, “Compensation—Stock Compensation”, and are calculated using a price per share of $29.12, the closing market price of the Company’s common stock as reported by the NYSE on the date of grant. Assumptions used in the valuations are discussed in Note 7 to the Company’s audited consolidated financial statements for the year ended December 31, 2022, in the Annual Report on Form 10-K filed on March 7, 2023.

(2)

The non-employee directors elected at the 2022 Annual Meeting of shareholders each had 5,151 shares of restricted common stock outstanding at December 31, 2022; all other shares held are vested. Mr. Siegel was appointed to the Board effective as of August 16, 2022, and had 3,229 shares of restricted common stock outstanding as of December 31, 2022.

(3)

Ms. Delly was appointed as chair of the CG&N Committee effective at our 2022 Annual Meeting on May 12, 2022, and was, therefore, paid a pro-rated amount for the committee chair fee for the second quarter and full fee for the third and fourth quarters of 2022.

(4)

Mr. Fix served as a director until his retirement at our 2022 Annual Meeting on May 12, 2022, and was paid a pro-rated portion of the $125,000 cash retainer for his services as Non-Executive Chairman.

(5)

Mr. Friedery was chair of the CG&N Committee until May 12, 2022, and was, therefore, paid a pro-rated amount for the committee chair fee for the second quarter and full fee for the first quarter of 2022.

(6)

Mr. Okray was appointed to the Board effective as of April 12, 2023, and did not earn any compensation in 2022.

(7)

Mr. Siegel was appointed to the Board effective as of August 16, 2022, and received a pro-rated equity grant with a target grant value of $112,500. The grant date fair value of the award was calculated using a price per share of $34.84, the closing market price of the Company’s common stock on the date of his election to the Board as reported by the NYSE. The grant will vest on May 12, 2023.

(8)

Amount reported includes a 15% premium to actual fees due to the director’s election to defer all or a portion of cash retainer payments in the form of phantom shares under the Company’s director stock deferral plan.

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EXECUTIVE OFFICERS

R. Scott Rowe
President, CEO and Director since: April 2017 Age: 52
•

Flowserve Corporation | President, Chief Executive Officer, Director (2017 – Present)

•

Cameron Group of Schlumberger Ltd, an oilfield services company | President (2016 – 2017)

•

Cameron International Corporation, an oilfield services company | President, Chief Executive Officer (2015 – 2016)

•

Cameron International Corporation | President, Chief Operating Officer (2014 – 2015)

•

OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive Officer (2014 – 2014)

•

Subsea Systems, a division of Cameron | President (2012 – 2014)

•

Cameron International Corporation | President of the Engineered and Process Valves division (2010 – 2012)

•

United States Army | Captain (O3) (1993 —1998)

Elizabeth L. Burger
SVP, CHRO since: April 2018 Age: 52
•

Flowserve Corporation | Senior Vice President and Chief Human Resources Officer (2018 – Present)

•

HanesBrands, Inc., a global manufacturer and marketer of everyday basic apparel | Chief Human Resources Officer (2013 – 2017)

•

Monsanto Company, a global provider of technology solutions and agricultural products | Senior Vice President, Global Business Operations (2007 – 2013)

•

Monsanto Company | Vice President, Corporate HR (2006 – 2007)

•

Monsanto Company | Vice President, Compensation (2005 – 2006)

•

Monsanto Company | Various leadership roles (1995 – 2005)

Lamar L. Duhon
President, FPD since: February 2023 Age: 52
•

Flowserve Corporation | President, FPD (2023 – Present)

•

Flowserve Corporation | President, Aftermarket Services & Solutions (2022 – Present)

•

Halliburton Company, an energy products and service provider | Vice President, Sperry Drilling (2016 – 2021)

•

Halliburton Company | Vice President, Cementing (2015 – 2016)

•

Halliburton Company | Vice President, Shell Global Account (2013 – 2015)

•

Halliburton Company | Vice President, Business Development – Asia Pacific (2012 – 2013)

•

Halliburton Company | Regional Sales Manager, Gulf of Mexico (2010 – 2012)

•

Baker Hughes, Inc., a multinational oilfield services company | Various leadership roles of increasing responsibility (1995 – 2010)

•

United States Marine Corps | Sergeant (E-5) (1988 – 1994)

2023 PROXY STATEMENT      32

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Susan C. Hudson
SVP, CLO since: May 2022 Age: 46
•

Flowserve Corporation | Senior Vice President, Chief Legal Officer and Corporate Secretary (2022 – Present)

•

Flowserve Corporation | Vice President, Associate General Counsel and Chief Compliance Officer (2020 – 2022)

•

Flowserve Corporation | Director, Global Employment Law and Corporate Functions (2017 – 2020)

•

Flowserve Corporation | Attorney, Global Labor and Employment Law (2016 – 2017)

•

Pier 1 Imports, Inc., a merchandise retail company | Senior Corporate Counsel (2012 – 2016)

•

Pier 1 Imports, Inc. | Corporate Counsel (2007 – 2012)

Amy B. Schwetz
SVP, CFO since: February 2020 Age: 48
•

Flowserve Corporation | Senior Vice President and Chief Financial Officer (2020 – Present)

•

Peabody Energy, a global pure-play coal company serving power and steel customers | Executive Vice President and Chief Financial Officer (2015 – 2020). Peabody filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in April 2016.

•

Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Australia (2013 – 2015)

•

Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Americas (2012 – 2013)

•

Peabody Energy, Inc. | Vice President, Investor Relations (2011 – 2012)

•

Peabody Energy, Inc. | Vice President, Capital and Financial Planning (2009 – 2011)

•

Peabody Energy, Inc. | Various senior leadership roles (2005 – 2009)

•

Ernst & Young LLP, a global accounting firm | Audit Manager (1997 – 2005)

Scott K. Vopni
VP, CAO since: June 2020 Age: 55
•

Flowserve Corporation | Vice President, Chief Accounting Officer (2020 – Present)

•

Dean Foods Co., a food and beverage company | Senior Vice President – Finance, Chief Accounting Officer (2010 – 2019). Dean Foods filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in November 2019.

•

Dean Foods Co. | Interim Chief Financial Officer (2017 – 2018)

•

Dean Foods Co. | Senior Vice President – Finance (2016 – 2017)

•

Dean Foods Co. | Senior Vice President – Investor Relations (2015)

•

Dean Foods Co. | Vice President – Controller (2008 – 2010)

Kirk R. Wilson
President, FCD since: July 2019 Age: 56
•

Flowserve Corporation | President, Flow Control Division (2019 – Present)

•

Flowserve Corporation | President, Aftermarket Services & Solutions (2015 – 2019)

•

Flowserve Corporation | President, Services & Solutions Operations (2012 – 2015)

•

Flowserve Corporation | Vice President and General Manager, Integrated Solutions Group (2008 – 2011)

•

Flowserve Corporation | Vice President, Marketing for Pump Division (2004 – 2008)

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EXECUTIVE COMPENSATION

Introduction to the Compensation Discussion and Analysis

Organization and Compensation Committee

John L. Garrison Chairman	Gayla J. Delly	John R. Friedery	Michael C. McMurray

Dear Fellow Shareholders:

As members of the Organization and Compensation Committee, we are committed to maintaining a compensation program that supports our talent strategy, rewards performance and aligns with priorities of our shareholders.

In response to the low level of support for the last year’s say-on-pay vote, in the Fall of 2022, we undertook an extensive shareholder engagement effort. We would like to thank all of you who met with us to share your viewpoints. The major themes we heard from shareholders that engaged were twofold:

•

Our executive compensation program structure is sound, and aligns pay with performance; and,

•

Low support for the last year’s say-on-pay proposal was attributable to special, one-time, non-performance-based equity awards granted to our CEO and certain other senior leaders in 2021.

Our shareholders understood the purpose of these special one-time awards to retain and motivate executives who recently joined our Company and to drive business stability and continued focus on long-term shareholder value during the most challenging period of the pandemic but expressed a strong preference for special awards to include a performance-based vesting component.

In response to shareholder feedback disfavoring the use of special awards, we commit that we will not make additional special awards to executive officers absent compelling circumstances where our compensation objectives cannot be achieved through our annual compensation programs.

Additionally, any such future special awards will include a performance-based component, unless the Committee determines that inclusion of performance component would defeat the purpose of the special award.

Our executive officers’ compensation for fiscal year 2022 did not include any special awards and no such awards are contemplated for 2023.

At the same time, based on our discussions with shareholders, we believe that a substantial majority of our shareholders support our core annual compensation programs, which are heavily weighted toward performance-based pay, and which received high support in years prior to 2022.

We encourage you to review the following Compensation Discussion and Analysis, which includes additional detail about our shareholder engagement effort and our response, and considerations related to fiscal 2022 compensation program and its outcomes.

We thank you for your continued investment in Flowserve and respectfully request your support for this year’s advisory vote on executive compensation.

Respectfully,

THE ORGANIZATION AND COMPENSATION COMMITTEE

John L. Garrison, Chairman	Gayla J. Delly
John R. Friedery	Michael C. McMurray

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Compensation Discussion and Analysis

This CD&A describes the decisions made concerning the compensation of the Company’s Named Executive Officers (“NEOs”), as shown below. It also describes our executive compensation guiding principles, 2022 executive compensation outcomes as well as other attributes related to executive compensation governance policies.

Contents

Executive Summary	Page 37
Compensation Program Philosophy and Principles	Page 41
2022 Executive Compensation Decisions	Page 45
Compensation Governance Policies	Page 57
Summary Compensation Table	Page 59

2022 Named Executive Officers

During 2022, our NEOs were:

R. Scott Rowe President and Chief Executive Officer (“CEO”)	Amy B. Schwetz Senior Vice President, Chief Financial Officer (“CFO”)	Elizabeth L. Burger Senior Vice President, Chief Human Resources Officer (“CHRO”)

Two of our 2022 NEOs, Keith E. Gillespie, our former Senior Vice President and Chief Sales Officer, and Tamara M. Morytko, our former President of the Flowserve Pumps Division, left the business in early 2023 as part of a reorganization and restructuring plan to align with our 3D strategy and in an effort to optimize operational execution. Mr. Gillespie transitioned from his position on April 7, 2023, and Ms. Morytko transitioned from her position on February 24, 2023.

For more information on the Named Executive Officers currently serving as executive officers, see “Executive Officers” on page 32.

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We Take Pay for Performance Seriously

2022 “Say-on-Pay” Vote and Shareholder Engagement

Our 2022 say-on-pay proposal failed to receive the support of a majority of votes cast. The O&C Committee, the full Board of Directors, and Management were disappointed with this vote and took the outcome seriously. We undertook an extensive shareholder engagement campaign to better understand our shareholders’ perspectives related to our executive compensation program. Our engagement team included our independent Chairman of the Board and members of our management team representing investor relations, legal and human resources functions.

We contacted our top 25 shareholders, representing approximately 80% of our common shares outstanding, offering to meet with each of them. We held meetings with 7 shareholders who accepted our invitation, representing approximately 26% of our common shares outstanding. Our independent Chairman of the Board participated in all meetings with our shareholders. Topics discussed included executive compensation, corporate strategy, corporate governance and our environmental and social priorities and programs.

Extensive Shareholder Engagement Provided Important Feedback for the O&C Committee
Reached out to Shareholders Met with Shareholders Percentages shown above represent the percentage of common shares outstanding

•  We heard valuable perspectives from our shareholders, which were conveyed to the full Board and relevant committees of the Board and informed many meeting agenda items.

•  Shareholders expressed strong support of our overall executive compensation program structure.

•  Low support of the 2022 say-on-pay proposal was attributable to special, one-time, non-performance-based equity awards.

•  Below is a summary of the additional feedback we received during our 2022 engagement and the response of the O&C Committee to the shareholder perspectives shared with us.

What we heard from shareholders
•

Shareholders expressed concern with respect to the one-time enhancement to the 2021 equity awards.

•

Had the enhancements been performance-based, shareholders would have perceived them more favorably.

•

Some shareholders shared that they would prefer enhanced disclosure of operational performance targets.

•

Some shareholders encouraged continued development of our ESG strategy and roadmaps.

How we responded to shareholders
•

The O&C Committee will not make future special awards without a performance-based component to executive officers absent compelling circumstances where the objectives of the O&C Committee cannot be achieved through the regular compensation program.

•

No off-cycle awards were issued in 2022 or contemplated for 2023.

•

In response to shareholder preferences, this year’s proxy statement includes:

•

Robust disclosure for the 2022 AIP strategic goals payout modifier (p. 49)

•

Enhanced year-over year ROIC disclosure (p. 51-53)

•

The O&C Committee supports transparent disclosure of performance targets; however, details pertaining to our operational targets pose a risk of putting Flowserve at a competitive disadvantage when bidding contracts. Operational performance targets are set at a level intended to be challenging, as demonstrated by the On-time Delivery metric for which no payout occurred under our annual incentive program for two consecutive years.

•

The O&C Committee is fully supportive of furthering our commitment to ESG as evidenced by the 2022 and 2023 AIP payout modifiers for the Executive Leadership Team (ELT) tied to strategic goals, including ESG metrics.

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Executive Summary

Our Company

We are a world leading manufacturer and aftermarket service provider of comprehensive flow control systems. We develop and manufacture precision-engineered flow control equipment integral to the movement, control and protection of the flow of materials in our customers’ critical processes. Our product portfolio of pumps, valves, seals, automation and aftermarket services supports global infrastructure industries, including oil and gas, chemical, power generation (including nuclear, fossil and renewable energy) and water management, as well as other general industrial markets where our products and services add value. Through our manufacturing platform and global network of Quick Response Centers (“QRCs”), we offer a broad array of aftermarket equipment services, such as installation, advanced diagnostics, repair and retrofitting.

Overview of 2022 Business Results

In 2022, Flowserve experienced strong bookings despite the disruptions in our business environment and unexpected operational challenges. Tension on supply chain was a headwind throughout 2022 but we saw incremental improvements as the year progressed; however, labor availability in the early part of 2022, primarily due the COVID pandemic, significantly affected production. These challenges, coupled with escalating inflation, impacted our performance against our targets, which are reflected in our financial and stock price performance.

Despite these challenges, we remain encouraged by the strong demand that we see across many of our end markets, as evidenced by our significant Bookings growth. We are also optimistic about the opportunities available to Flowserve and have positioned ourselves well in the marketplace as a key partner to our customers through the energy transition. We believe our strategic investments into diversification, decarbonization, and digitization (“3Ds”) present significant long-term opportunities for Flowserve, our shareholders, and stakeholders around the world.

2022 Finance and Business Highlights

While 2022 had a series of obstacles, we have several highlights from the year. We hit an important milestone this year as we celebrated our 25th anniversary as a publicly traded company on the New York Stock Exchange. While our history spans more than 230 years, we’ve made significant progress during the past 25 years in becoming the flow control leader we are today. We made great progress in advancing our 3D strategy while continuing to support our core customers in oil & gas, chemical and power generation. We are positioned as a key partner in emerging technologies, and our record backlog demonstrates our leadership in the industry. We also launched more than 20 new products that support our 3D strategy and enable our customers’ sustainability efforts with a broad variety of applications around the world. We expect to elevate our financial performance in 2023 as we live our Purpose to create extraordinary flow control solutions to make the world better.

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2022 and 2023 compensation program changes enhance alignment with shareholders, while rewarding executives for the execution of our business strategy, which is designed to enhance our long-term success.

Program Enhancements

•

We made several changes to the structure for our 2022 target awards under our Annual Incentive Plan (AIP) to align with our strategic initiatives:

•

Increased the weighting of Bookings since it’s a funnel for revenue,

•

Implemented performance metrics for each of our 3Ds (Diversification, Decarbonization and Digitization) to drive a focus on energy transition and long-term sustainability,

•

Implemented a strategic goals payout modifier for each member of the ELT to drive progress against ESG and other strategic priorities, and

•

Returned to a more traditional payout table structure (i.e., no stretch target that provides a larger payout for such performance attainment) in anticipation of 2022 being a rebound year.

•

We changed our performance peer group applicable to our 2022 PSUs to the group of companies that comprise the S&P 500 Industrials Index in recognition of the broader market with which we compete.

•

To further enhance the alignment of our CEO and our shareholders’ interests, we increased our stock ownership guidelines for our CEO from 5x to 6x base salary.

•

We simplified our 2023 AIP design to promote immediate actioning in our new organizational structure by focusing on three performance metrics:

•

Adjusted Operating Income (50% weighting) to incentivize strong execution,

•

Total Customer Bookings (30% weighting) to incentivize growth (See Note 1); and,

•

Adjusted Primary Working Capital as a % of Sales (20% weighting) to incentivize efficiency.

•

We also retained our strategic goals AIP payout modifier for members of the ELT to incentivize continued progress against critical ESG and growth initiatives.

•

Our 2023 PSU awards retain a +/- 15% relative TSR modifier, but the 2023 grant terms provide that no positive payout modifier will apply if our three-year absolute TSR is negative, regardless of our relative performance.

Note 1: In 2022, “total customer” Bookings represented 28% of performance metrics and “3D” Bookings tied specifically to Diversification and Decarbonization (with the goal to raise employee-awareness of the strategic importance of these products and services) represented an 8% weighting. As a result, the total weighting tied to Bookings metrics was 36%. The 30% weighting on “total customer” Bookings for 2023 incorporates the Bookings on our “3D” products and services to continue to incentivize Bookings in these strategic areas.

Incentive program payouts are aligned with the company’s performance and our shareholder’s experience.

Our annual incentive program paid out below target for 2022 and each of the two prior fiscal years. Although 2022 Bookings continued to be strong in core products and services and Bookings in our strategic “3D” growth areas were particularly strong, Adjusted Operating Income did not meet the threshold performance level. Adjusted Primary Working Capital (PWC) as a % of Sales and On-time Delivery goals also did not meet threshold performance levels because of higher inventory levels we chose to maintain due to continued supply chain disruptions and our executional challenges, respectively. See pages 46 to 48 for further details on our 2022 annual incentive plan payout based on financial and operational performance metrics.

ANNUAL INCENTIVE PLAN PAYOUTS (% OF TARGET)

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PSUs have paid out below target for the past three performance cycles. 2020 Performance Stock Units (PSUs) tied to 2020-2022 performance paid out at 16% of target, reflecting pandemic-disrupted progress toward Return on Invested Capital (“ROIC”) goals and Total Shareholder Return (“rTSR”) performance relative to peers over the applicable three-year period influenced by our more significant exposure to the oil and gas markets.

PAYOUTS FOR 2018, 2019, AND 2020 PSU GRANTS

Realized pay for our executives is directionally aligned with our shareholders’ experience. Our CEO’s realizable pay for 2020-2022 was 24% less than target while our total shareholder return was down 33%. Lower realizable compensation is attributable to the impact of the decline in our stock price on outstanding equity grants as well as below target payouts for the annual incentive and performance share unit grants.

(1)

“Target Pay” includes base salary, target annual incentive opportunity and grant date fair value of equity awards.

(2)

“Realizable Pay” includes actual base salary, actual bonuses paid, and the value of outstanding RSU and PSUs based on our December 31, 2022 share price, with 2020 PSUs shown at actual payout and 2021 and 2022 PSUs shown at target.

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Good Governance and Compensation Practices Aligned with Shareholder Interests

Our executive compensation governance supports our pay-for-performance philosophy, aligns our executives’ interests with those of our shareholders, and reflects best practices without encouraging unnecessary risk taking.

What We Do

✔   Target the market median for target total compensation, with payouts above or below market based on performance outcomes

✔   Balance compensation programs and cap incentive plan payouts

✔   Maintain a clawback policy that covers both cash and equity incentive compensation

✔   Provide a meaningful percentage of long-term incentives in the form of performance-based compensation

✔   Maintain robust stock ownership requirements

✔   Fully disclose incentive plan targets and results

✔   O&C Committee engages an independent compensation consultant

✔   Change in control severance plan payments only made in event of a “double-trigger” when executive’s employment is terminated

What We Don’t Do

✘	No hedging or pledging of stock

✘	No excise tax or income tax gross ups for Executive Officers

✘	No employment agreements with Executive Officers

✘	No excessive perquisites

✘	No stock option repricing without shareholder approval

✘	No dividend payments on unvested awards

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Compensation Program Philosophy and Principles

Executive Compensation Philosophy

Our compensation philosophy is aligned with building long-term shareholder value and is designed to achieve the following objectives:

ATTRACT & RETAIN	Attract and retain high-quality leaders with a passion for driving high performance, as well as our purpose, values, behaviors
REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy
COMPETITIVE AND MARKET-BASED	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median
ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking
ALIGN PAY WITH SHAREHOLDERS	Provide that a majority of total compensation is tied to performance and/or stock price and is aligned with shareholder interests

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Components of Executive Compensation

Our executive compensation program is structured to incorporate the following components:

Component	Objective	Key Features	Performance-Based Aspects
Base Salary	Provide a regular fixed income in recognition of job responsibilities	• Paid in cash • Reviewed annually for adjustments	• Individual performance is a key driver of any adjustments approved by the O&C Committee
Short-Term Incentive (AIP)	Motivates executives to achieve/exceed annual Company goals that ultimately drive long-term shareholder value
•

Paid in cash

•

Target award determined as a % of base salary

•

Payout range is 0% to 200% of target award

•

Strategic goals payout modifier applies which may increase or decrease the payout by +/-15%

• Payout is fully at risk • Financial and operational performance metrics • Focus on strategic goals • Any earned payout is subject to review and approval by the O&C Committee
Long-Term Incentive (AIP)	Encourages executives to increase shareholder value over a long-term time horizon	• Target value of awards determined as a % of base salary	• Value of all LTI awards varies with changes in share price
Restricted Stock Units (RSUs)	3-year vesting period	• Settled in stock • Vests ratably	• Focus on stock price and shareholder returns
Performance Stock Units (PSUs)	3-year performance period	• Settled in stock • Payout range is 0% to 200% of units granted • Payout modifier applies, which may increase or decrease the payout of units by +/- 15%
•

Payout is fully at risk

•

Underlying payouts driven by financial performance with the final payout adjusted based on rTSR

•

Focus on stock price and shareholder returns

•

Any earned payout is subject to review and approval by the O&C Committee

ATTRACT & RETAIN	REINFORCE OUR STRATEGY	COMPETITIVE AND MARKET-BASED	ALIGN PAY AND PERFORMANCE	ALIGN WITH SHAREHOLDERS

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Compensation Mix

Our executive compensation program emphasizes performance-based compensation that is determined each year by the O&C Committee. As shown below, most of our 2022 total target executive compensation was delivered in the form of short- and long-term incentives for which payouts are at risk.

*

Including stock price performance for RSUs.

The Decision-Making Process

The O&C Committee oversees our executive compensation program working closely with its independent consultant to promote the effectiveness of our program. The O&C Committee’s charter, which documents its authority and responsibilities, is available on the investor relations portion of the Company’s website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption.

The Role of the O&C Committee

The O&C Committee is responsible for determining the compensation of our Executive Officers and designing our executive compensation program. Determining compensation for our Executive Officers includes, among other things, determining each component of executive compensation and any related performance metrics, goals, attainment and payouts as described above in “Components of Executive Compensation.”

The Role of the CEO

Each year, Mr. Rowe presents compensation recommendations to the O&C Committee regarding the compensation for each Executive Officer, other than himself. Mr. Rowe makes his recommendations based upon an assessment of each executive’s performance, as well as the performance of the executive’s business unit or function, and his assessment of the retention risk for each executive. The O&C Committee annually reviews Mr. Rowe’s performance, including feedback directly from the Board, and holds executive session discussions without Mr. Rowe or any other Executive Officers present to discuss Mr. Rowe’s performance and establish Mr. Rowe’s compensation.

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The Role of the Independent Compensation Consultant

The O&C Committee has retained F.W. Cook as its independent compensation consultant to provide advice regarding executive compensation matters. The services provided by F.W. Cook generally include providing:

•

Input on the design of our executive compensation program, evolving market practices and the competitiveness of our program,

•

Market data, and

•

Input on proposed compensation decisions.

F.W. Cook attends all regularly scheduled O&C Committee meetings and calls. The O&C Committee assessed F.W. Cook under the factors set forth in the SEC’s rules and concluded that F.W. Cook was independent and that the consultant’s work in 2022 did not raise any conflicts of interest.

Competitive Positioning and Our Compensation Peer Group (“CPG”)

Annually, the O&C Committee reviews the base salaries, target bonuses, and the grant date value of long-term incentive awards for each of our Executive Officers as compared to the compensation levels for similar positions at our CPG companies, while considering other factors described below. The O&C Committee reviews publicly available financial and compensation information reported by the CPG companies and general survey data. The 2021 general survey data used to inform the O&C Committee’s 2022 compensation decisions was collected from Willis Towers Watson (WTW).

The O&C Committee reviews the CPG and survey data to determine the median compensation for each executive’s position and then considers this as one factor when setting each executive’s target compensation for the year. Median compensation is used as a reference point for pay recommendations. Target pay varies from the median based on the executive’s industry experience; experience and performance in his or her role and at the Company; value of the role to the Company; internal pay parity among our executives; and any other factors the O&C Committee deems relevant. The CPG is also used more generally when the O&C Committee reviews our compensation program design, including the types of compensation awarded and the terms and conditions of compensation components.

Our 2022 CPG

The O&C Committee conducts an annual review of the CPG to determine if any changes are appropriate. In choosing our peers, the O&C Committee involves Management and uses research and advice from its independent compensation consultant. The O&C Committee generally seeks to include companies in similar industries, with applicable revenue and market cap scope, with similar business characteristics (such as margins and asset intensity) and adequate disclosure of executive compensation practices to ensure no pay anomalies exist which are inconsistent with Flowserve’s pay practices. The O&C Committee determined to make no changes to the Compensation Peer Group for 2022:

2022 COMPENSATION PEER GROUP (CPG)

Ametek, Inc. Colfax Corporation Crane Co. Donaldson Company, Inc. Dover Corporation Fortive Corporation IDEX Corporation Lincoln Electric Holdings, Inc. Nordson Corporation	Pentair PLC Regal Rexnord Rockwell Automation, Inc. Snap-on Incorporated Terex Corporation Trinity Industries Wabtec Corporation Woodward, Inc. Xylem Inc.

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2022 Executive Compensation Decisions

Changes to Total Target Compensation for 2022

After reviewing Company performance, the positioning of each executive versus the market data provided by F.W. Cook, the performance of the executive over the prior year, and the past history of changes to the executive’s compensation, the O&C Committee approved the following total target compensation levels and pay components for each NEO for 2022. Following these adjustments, the executive team’s target direct compensation continued to be positioned near the median of F.W. Cook’s market data. With a majority of compensation performance based, should the Company fail to meet performance objectives, realized executive compensation could be significantly below median.

Name/Title	Annual Salary		2022 AIP Target as a % of Salary	LTI Target Grant Value
	1/1/22	Effective 4/4/22
R. Scott Rowe, CEO	$1,133,000	$1,200,000	125%	$5,750,000
Amy Schwetz, CFO	$669,500	$702,975	80%	$1,650,000
Elizabeth Burger, CHRO	$493,319	$513,051	70%	$700,000
Keith Gillespie, Former CSO	$494,700	$509,541	65%	$600,000
Tamara Morytko, Former President-Pumps	$535,000	$561,750	65%	$700,000

Rationale for Total Target Compensation Increases

Name/Title	Rationale for Increase
R. Scott Rowe, CEO

To reward Mr. Rowe’s keen strategic vision and his criticality to execution of our strategic plan. The last salary increase for Mr. Rowe was in 2018. This target bonus as a percentage of salary increase is his first since assuming the CEO role in 2017.

Amy Schwetz, CFO	Market-based merit increases
Elizabeth Burger, CHRO
Keith Gillespie, Former CSO
Tamara Morytko, Former President-Pumps

Annual Incentive Plan

The Company’s AIP rewards participants to the extent they achieve the Company’s annual objectives. Under this short-term incentive program, the O&C Committee establishes performance metrics and target performance levels. It also establishes a target incentive award for each executive as a percentage of salary.

2022 Award Structure

Working with its consultant and Management, the O&C Committee selects performance metrics that support key strategies to drive sustainable and profitable growth.

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Quantitative Performance Metrics

Performance Metric	Relevance	Weightings
Adjusted Operating Income (OI) – Note 1	Key financial measure that incentivizes margin expansion	Determined based on the specific role of the executive to align with areas of responsibility
Bookings	Leading financial indicator of growth
Diversification Bookings	Leading financial indicators of growth in energy transition, which is a critical part of Flowserve’s strategy as the world plans to reduce its dependency on fossil fuels
Decarbonization Bookings
Digitization Assets Monitored
Adjusted PWC as a % of Sales	Key financial measure that promotes focus on efficient use of capital
On-time Delivery	Key customer satisfaction metric that supports growth

Note 1 -  The O&C Committee determined performance achievement for Adjusted Operating Income by adjusting Operating Income in the same manner as the Company adjusts Operating Income in our annual earnings release. See Annex I: Reconciliation of Reported Results to Non-GAAP Financial Results. This amount is then further adjusted for the difference between actual and target AIP expense.

Strategic Goals Payout Modifier

The O&C Committee implemented a new strategic payout modifier in 2022 for Mr. Rowe and his direct reports, including each of the NEOs, to incentivize progress in key strategic areas that are pivotal for the Company’s long-term growth and transformation strategy. A payout modifier was applied in an effort to continue to focus on fundamental quantitative financial and operational goals, while still incentivizing performance against our key strategic goals. The modifier allows for adjustment of otherwise earned payouts by up to +/- 15% based on accomplishments relative to key objectives in the following strategic categories:

Strategic Category	Key Objectives for 2022	Payout Modifier
ESG	• Create a multi-year strategic roadmap • Implement 2022 initiatives	The O&C Committee reviews performance results against the preset strategic objectives to determine the appropriate payout modifier of up to +/- 15%. The modifier works as a multiplier.
Expand the FLS Core	Create an M&A scorecard to measure the progress and quality of opportunities considered
Reimagine the FLS Core	Meaningfully progress on FLS’ energy transition strategy

Quantitative Performance Metrics Payout

The following chart provides an overview of our performance on the 2022 financial and operational performance metrics. All targets were set in line with our internal business plans and external market guidance and required the same or greater level of effort as in prior years to achieve the targets. Targets for all metrics excluding on-time delivery represented growth over 2021 actual results. The target for on-time delivery was set lower than 2021 actual results because of continued supply chain disruptions and market conditions due to the COVID-19 pandemic.

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## 2022 Annual Incentive Program Payout (CEO, CFO and CHRO)

| Consolidated Flowserve Performance Metrics | Weighting | Actual | Threshold *0% Payout* | Target *100% Payout* | Maximum *200% Payout* | Payout *(Rounded to nearest whole %)* |
|---|---|---|---|---|---|---|
| Adjusted Operating Income | 40% | $200.0 | $320.8 | $377.4 | $434.0 | 0% |
| Customer Bookings | 28% | $4,448.0 | $3,682.8 | $4,092.0 | $4,501.2 | 187% |
| Diversification Bookings | 4% | $913.0 | $855.0 | $880.0 | $905.0 | 200% |
| Decarbonization Bookings | 4% | $239.0 | $155.0 | $170.0 | $185.0 | 200% |
| Digitization Assets Monitored | 4% | 1,721 | 3,690 | 4,340 | 5,000 | 0% |
| Adjusted PWC as a % of Sales | 10% | 29.8% | 28.9% | 27.9% | $26.9% | 0% |
| On Time Delivery | 10% | *Not Disclosed for Competitive Reasons* | | | | 0% |
| | | | | | Total Payout | 68% |

2022 Annual Incentive Program Payout (Chief Sales Officer)

Consolidated Flowserve Performance Metrics	Weighting	Actual	Threshold *0% Payout*	Target *100% Payout*	Maximum *200% Payout*	Payout *(Rounded to nearest whole %)*
Adjusted Operating Income	40%	$200.0	$320.8	$377.4	$434.0	0%
Customer Bookings	42%	$4,448.0	$3,682.8	$4,092.0	$4,501.2	187%
Diversification Bookings	7%	$913.0	$855.0	$880.0	$905.0	200%
Decarbonization Bookings	7%	$239.0	$155.0	$170.0	$185.0	200%
Digitization Assets Monitored	4%	1,721	3,690	4,340	5,000	0%
					Total Payout	107%

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Individual Performance Adjustments

The O&C Committee may exercise judgment in assessing each NEO’s personal performance when determining the annual incentive award amounts. The O&C Committee considered the individual performance of our NEOs in 2022 and determined not to make any individual adjustments.

Strategic Goals Payout Modifier

Below are the 2022 strategic categories, key objectives, and accomplishments:

ESG	Key objectives: • Create a multi-year strategic roadmap • Implement 2022 initiatives
•

Achieved improvements in third-party ESG ratings due to significant updates and a refresh of our 2021 ESG Report that incorporated new strategy, materiality assessment and risk mitigation policies.

•

ESG Strategy Development - completed materiality assessment and peer benchmarking.

•

ESG roadmaps completed for eight priority issues which identifies short- and long-term goals and targets.

•

ESG project review board has been established to encourage investment in ESG projects.

•

Adopted Human Rights Policy and implemented throughout the Company.

•

New ESG strategic vision and pillars created to align with our 3D strategy.

Expand the Flowserve Core	Key objective: Create an M&A scorecard to measure the progress and quality of opportunities considered
•

Developed a tracking methodology to identify, evaluate, and close on target opportunities with greater rigor and speed.

•

Comparison of the opportunities in the funnel across a spectrum of dates shows how the opportunities are evaluated over time to determine if they are a fit with Flowserve.

•

During 2022, Flowserve evaluated numerous opportunities and closed three transactions, which position us to grow our business:

•

Made an investment in Clark Valve whose technology helps companies sharply reduce methane leaks, a vital near-term element of the world’s push to curb greenhouse gas (GHG) emissions. This investment allows us to better support our customers with Clark’s innovative valve technologies,

•

Formed a strategic relationship to license and acquire technology for a future business opportunity, and

•

Formed a strategic relationship with Chart Industries whereby Flowserve acquired in-process R&D and technology related to Chart’s liquid hydrogen fueling systems and Flowserve can become the sole supplier of the pumps used in Chart’s liquid hydrogen fueling systems.

•

Signed a letter of intent, and substantially completed the due diligence process, for the acquisition of Velan.

Reimagine the Flowserve Core	Key objective: Make meaningful progress on FLS’ energy transition strategy
•

Established a dedicated, global leadership team to target and drive growth in key energy transition offerings and end-markets.

•

Resourced teams and working groups to pursue the development of tailored technology and service offerings for LNG (liquefied natural gas), hydrogen, concentrated solar power, biofuels, and carbon capture utilization and storage.

•

Strengthened the marketing of our current core products in the energy transition marketplace (e.g., using our vacuum seals for greenhouse gas emission reduction, dry gas seals for hydrogen applications, and mechanical seals for mining end markets).

•

3D bookings of $1.15B for 2022, which represented a 16.2%, 75.1% and 38.8% year-over-year increase in diversification, decarbonization, and digitization bookings, respectively. Energy Transition represented $137.5M of decarbonization bookings; a 22.4% year-over-year increase.

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The Committee discussed the above accomplishments and determined that the 2022 key objectives for each strategic category had been exceeded. As a result, the Committee exercised its judgement and determined the payout modifier to be 1.15x the earned payout on financial and operational performance metrics for each member of the ELT.

2022 Annual Incentive Plan Award Payout

Our alignment of pay and performance is one of the key components of our compensation philosophy. Although Bookings continued to be strong in core products and services and Bookings in our strategic “3D” growth areas were particularly strong, Adjusted Operating Income did not meet the threshold performance level. Adjusted Primary Working Capital (PWC) as a % of Sales and On-time Delivery goals also did not meet threshold performance levels because of higher inventory levels we chose to maintain due to continued supply chain disruptions.

2022 AIP Payout Summary

Named Executive Officer	Target Award	Quantitative Performance Goals Payout % (Note 1)	Strategic Goals Payout Modifier	Total Payout as a % of Target Award (Note 1)	Final Award (Note 2)
Mr. Rowe	$1,500,000	68.4%	1.15	78.6%	$1,179,210
Ms. Schwetz	$562,380	68.4%		78.6%	$442,109
Ms. Burger	$359,136	68.4%		78.6%	$282,331
Mr. Gillespie	$331,202	106.5%		122.5%	$405,792
Ms. Morytko	$365,138	79.0%		90.8%	$331,601
Note 1: Percentages shown are rounded to the nearest tenth of one decimal. Note 2: No rounding applies to the payout percentages shown in determining the final award value.

Long Term Incentives

The Company’s LTI program is structured to:

•

Incentivize participants to achieve the Company’s long-term objectives,

•

Retain participants to provide continuity of leadership for the benefit of our shareholders, and

•

Create alignment with long-term interests of the Company’s shareholders.

2022 Award Structure

The number of units granted in 2022 was determined by dividing the target LTI grant value by the average closing price of the Company’s common stock reported on the NYSE during the last twenty trading days prior to the grant date of February 15, 2022, which was $32.71. The stock units were awarded as follows:

•

50% of the stock units were granted in the form of PSUs

•

50% of the stock units were granted in the form of RSUs

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2022 Performance Stock Unit (PSU) Grant

Aligned with our compensation objectives, these performance-based awards provide a strong incentive for our executives to achieve specific performance goals over the associated performance period to advance our business strategy, build long-term shareholder value and encourage executive retention.

Performance Metrics

Working with its independent consultant and Management, the O&C Committee selected performance measures that support our strategic focus on growth, margin expansion, and capital efficiency as well as shareholder value creation.

Weighting	Performance Metric	Measurement
50%	ROIC

Absolute ROIC attainment for each single year 2022, 2023, and 2024 during the 2022 to 2024 performance period with goals established at the beginning of each year. This approach helps address difficulty in goal setting in an industry with volatile end markets and drives strong performance against pre-set goals annually. Earned payout percentages for each year are averaged to determine the payout percentage at the end of the 3-year performance cycle, if any, for the 2022 PSUs tied to this performance metric.

50%	FCF as a % of Adjusted Net Income	Attainment of a 3-year goal approved by the O&C Committee at the beginning of 2022 for the 3-year, 2022-2024 performance period.
Applies to all PSUs	rTSR Payout Modifier +/-15% Potential Adjustment	Relative 3-year TSR compared to Performance Peer Group (“PPG”).

2022 ROIC

The O&C Committee sets the ROIC goal for each fiscal year at the beginning of the applicable fiscal year. Following the conclusion of the third year, the payout attributable to the ROIC metric for the PSUs then-vesting is then determined by averaging the earned payout for each of the three fiscal years in the applicable performance period. In February 2022, the O&C Committee approved the below 2022 ROIC goal and payout levels to cover one-third of each of the 2020, 2021 and 2022 PSU grants:

Payout Level	Threshold	Target	Maximum
Performance Goal	10.5%	11.5%	12.5%
% Attainment	91%	100%	109%
Payout %	50%	100%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.

FCF as a % of Adjusted Net Income

Due to the proprietary and competitive nature of the Company’s business strategy and internal budgets that inform the 3-year performance program targets, the Company has chosen not to disclose the specific performance target applicable to this metric at this time. The FCF as a % of Adjusted Net Income performance target was set at a level intended to be challenging but attainable. We intend to disclose the performance goals and achievement results following the completion of the performance cycle.

The FCF as a % of Adjusted Net Income payout table for the 3-year performance goal is structured as follows:

Payout Level	Threshold	Target	Maximum
% Attainment	94%	100%	106%
Payout %	50%	100%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.

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rTSR Payout Modifier

Any earned PSUs under both performance metrics shown above are subject to adjustment based on the Company’s 3-year (2022 - 2024) TSR performance relative to the PPG. If the Company’s 3-year TSR performance:

•

Falls at or below the 25th percentile of the PPG, the otherwise earned payout is multiplied by 85%.

•

Falls at or above the 75th percentile of the PPG, the otherwise earned payout is multiplied by 115%.

•

Falls between the 25th percentile and the 75th percentile, then no adjustment is made to the otherwise earned payout.

2022 Performance Peer Group (PPG)

For the 2022-2024 performance cycle, the O&C Committee revised the PPG to be each of the companies in the S&P 500 Industrials Index as of January 1, 2022. The use of these 72 companies (see Appendix II) as a PPG was determined to better reflect the universe of industry peers against which we compete for investor funds.

2022 RSU Grant

The 2022 RSUs vest ratably over three years on the first, second and third anniversaries of the grant. RSUs not only provide a retention incentive, but they also align the interests of grant recipients with those of shareholders with a focus on stock price and TSR.

SETTLEMENT OF 2020 PERFORMANCE STOCK UNITS

The PSUs granted in 2020 for the 2020 to 2022 performance period were structured and paid out as follows:

2020 PSU Structure

Weighting	Performance Metric	Measurement
50%	ROIC

Absolute ROIC attainment. Threshold, target and maximum payout levels for each of 2020, 2021, and 2022 were established at the beginning of the respective year. Earned payout percentages for each year are averaged to determine the overall payout percentage for this metric.

50%	rTSR	Attainment of 3-year TSR relative to a PPG the O&C Committee established at the beginning of 2020 (“2020 PPG”), comprised of the following companies:
		U.S. Peer Companies (9) CIRCOR International, Inc. Colfax Corporation Crane Co. Dover Corporation IDEX Corporation Ingersoll Rand ITT Inc. SPX Flow, Inc. Xylem Inc.	International Peer Companies (7) Ebara Corporation IMI PLC KSB Aktiengesellschaft Neles Rotork PLC Sulzer Ltd. The Weir Group PLC

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2020-2022 ROIC Attainment and Payout %

The O&C Committee approved a payout of 32% of the 2020 PSUs granted that were tied to the ROIC performance metric:

Year	ROIC Performance Goal (Note 1)	Performance Achieved		Payout % in Accordance with Pre-established Payout Table
		Attainment	% Attainment of Goal
2020	13.6%	11.4%	83.8%	0%
2021 (Note 2)	9.75%	9.9%	101.5%	95%
2022 (Note 3)	11.5%	7.3%	63.4%	0%
3-Year Average ROIC Payout %				32%

Note 1: As disclosed in the 2022 proxy statement, the goals for 2019, 2020, and 2021, for purposes of the 2019 PSUs, were set as year-over-year ROIC improvement targets. Thus, they are not comparable to those for the 2020 PSU and later grants, which were set as absolute attainment goals.

Note 2: The 2021 goal was set below the 2020 goal and attainment as a result of continued disruptions of market conditions due to the COVID-19 pandemic. The target aligned with our internal business plan and budget and maintained the same level of rigor as performance expectations set for 2020.

Note 3: In determining ROIC performance achievement, the O&C Committee determined Net Operating Profit After Taxes by adjusting the following financial statement items consistent with the methodology for determining all adjusted financials, so that ROIC attainment reflects 2022 business results excluding the following one-time events:

•

Consolidated Operating Income - See Annex I: Reconciliation of Reported Results to Non-GAAP Financial Results; and

•

Certain one-time tax expenses.

Relative 3-Year (2020-2022) TSR Attainment and Payout %

No portion of the 2020 PSUs granted tied to the relative 3-year TSR performance metric were earned as our rTSR performance for the three-year period fell below the 25th percentile threshold performance level.

As a result of our strong pay-for-performance culture, our final 2020 PSU payout was as follows:

Aggregate Payout % for 2020 PSUs

Metric	Weighting	Payout %	Weighted Payout
ROIC	50%	32%	16%
Relative 3-Year TSR	50%	0%	0%
Total Payout % (Sum of Weighed Payouts for Each Metric)			16%

No discretionary adjustment was considered or made to the formulaic payouts shown above.

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Other Benefits

Other benefits provided to the Named Executive Officers are generally consistent with those provided to other employees of the Company, including health and retirement benefits. These elements of our compensation program are outlined in the chart below and discussed in more detail in the narrative following the chart.

	Plan	Description	Eligible Employees
Retirement Benefits	Qualified Pension Plan	Tax-qualified pension plan	All salaried U.S. employees
	Senior Management Pension Plan	Non-qualified defined benefit plan to restore pension benefits that cannot be provided in a qualified plan due to certain employees’ compensation levels	Executive Officers and U.S. employees that earn eligible compensation in excess of the Internal Revenue Code (“IRC”) 401(a)(17) limit, which was $305,000 for 2022
	Supplemental Executive Retirement Plan	Non-qualified supplemental defined benefit plan to maintain competitive benefits	U.S. Executives
	401(k) Plan	Tax-qualified plan in which Flowserve matches 75% of pre-tax contributions up to 6%	All U.S. Employees
Other Benefits	Executive Officer Severance Plan	Provides severance benefits in the event of a qualifying termination	Executive Officers
	Change in Control Severance Plan	Provides severance benefits upon a qualifying termination in connection with a change in control of the Company	Senior Executives including Executive Officers
	Limited personal benefits	Executive physical exam, enhanced vacation, financial counseling with a dedicated advisor	Executive Leadership Team

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Retirement Benefits

We provide pension benefits to all U.S. salaried employees, including the NEOs, under the Flowserve Corporation Pension Plan (the “Qualified Plan”), which is a tax-qualified defined benefit pension plan. Because the IRC limits the pension benefits that can be accrued under a tax-qualified pension plan (based on an annual compensation limit), we also maintain a separate non-qualified defined benefit restoration pension plan, the Senior Management Retirement Plan (the “SMRP”). The SMRP compensates participants, including the Named Executive Officers, for the reduction in their pension benefit resulting from this IRC limitation. The SMRP is designed to provide a comparable level of retirement benefits to those provided to other U.S. employees under the Qualified Plan based on a comparable benefit formula. In addition, we also maintain a second non-qualified supplemental defined benefit pension plan, the Supplemental Executive Retirement Plan (the “SERP”), for our eligible U.S. executives, including the Named Executive Officers, in order to attract and incentivize the retention of senior leaders. These three programs are designed to provide eligible U.S. executives with income following retirement and to help ensure that we can attract and retain executive talent by providing comprehensive retirement benefits.

Participants in the Qualified Plan and the SMRP accrue contribution credits based on age and years of service at the rate of 3% to 7% for eligible earnings up to the Social Security wage base, and at the rate of 6% to 12% for eligible earnings in excess of the Social Security wage base. Participants in the SERP accrue contribution credits at the rate of 5% of all eligible earnings. Eligible earnings generally include base salary and annual incentive awards. SERP participants also earn interest on the accrued contributions based on the rate of return on 10-year Treasury bills.

We also maintain a 401(k) plan to enable all U.S. salaried employees, including the NEOs, to contribute a portion of their eligible compensation for wealth accumulation. The Company provides a 75% match on the first 6% of eligible compensation that an employee contributes to the plan.

Executive Officer Severance Plan

Each of the Named Executive Officers participates in the Company’s Amended and Restated Executive Officer Severance Plan (the “Officer Severance Plan”). Under this plan, the Company’s officers are provided benefits upon a termination due to a reduction in force or by the Company without cause. No benefits are payable under the Officer Severance Plan to any officer who receives benefits under the Company’s Change in Control Severance Plan (the “CIC Plan”). The Officer Severance Plan does not provide for any additional payments or benefits upon a termination of employment by the Company for cause, upon the executive’s resignation for any reason (including “good reason” or “constructive termination”) or upon the executive’s death or disability.

Plan Provision	Treatment Under Plan
Cash Severance
•

24 months’ base salary continuation

•

Payment equivalent to target AIP award, provided the Company actually achieves at least threshold performance under the terms of the program for the award year in which termination occurs

PSUs	A pro-rated payout of the PSUs, if any, that have a performance cycle that would otherwise end in the year that contains the termination date based on the number of months the executive was employed during the performance period
RSUs

For RSUs granted prior to February 15, 2022, a cash payment in lieu of any RSUs that would otherwise vest within 90 calendar days following the termination date based on the Company’s average closing stock price over the twenty trading days in the month preceding the officer’s termination date.

Note: For RSUs granted on or after February 15, 2022, award agreements govern and generally provide for continued vesting of those RSUs that would have otherwise vested within 90 calendar days following termination.

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Change in Control Severance Plan

Each of the Named Executive Officers participates in the Company’s Change in Control Severance Plan (“CIC Plan”). Benefits under the CIC Plan are triggered if, within two years following a change in control the Named Executive Officer is terminated without cause (and not on account of death or disability) or resigns for reasons constituting a “constructive termination.” Benefits are also triggered if a Named Executive Officer is terminated within the 90-day period immediately prior to a change in control if such termination (i) occurs after the initiation of discussions leading to such change in control and (ii) can be demonstrated to have occurred at the request or initiation of parties to such change in control. The severance benefits provided upon a termination of employment covered under the CIC Plan include:

Plan Provision	CEO	Other Participants Including Other NEOs
Cash Severance(1)	A lump sum payment equal to 3x the sum of the executive’s annual base salary and target annual incentive

A lump sum payment equal to a multiple of the executive’s annual base salary and target annual incentive as follows:

•

2.5x for executive vice presidents(2);

•

2.0x for senior vice presidents and presidents; and

•

1.5x for vice presidents

Annual Incentive Plan Award	Payment of pro-rata annual incentive plan target award.
Long-Term Incentive Awards

Full vesting at target of each cash (if any) or stock-based long-term incentive award. Named Executive Officers have 90 days following the date of employment termination to exercise any vested stock options

Life, Medical, Health and Accident Benefits

Company provided coverage for the executive and his or her dependents for a number of months following termination equal to annual severance multiplier used to calculate the cash payment, multiplied by 12 months

Supplemental Pension Benefits

Supplemental pension benefits equal to the difference between the amounts the executive would have been entitled to had he or she remained employed through the end of the benefits continuation period and the amounts actually received

(1)

For purposes of this calculation, the base salary is the highest of: (i) the highest-annualized monthly base salary during the twelve months preceding the termination; (ii) the base salary in effect on the date of termination; and (iii) the base salary in effect on the date of the change in control.

(2)

The Company does not currently have any Executive Vice Presidents.

Limited Personal Benefits

The O&C Committee strives to make our executive compensation program primarily performance-based and, as such, only provides limited benefits to Executive Officers that are not provided to other employees. These benefits are prevalent in the marketplace and increase the overall effectiveness of the Executive Officers in the performance of their roles:

•

Executive Physical – other employees receive a standard physical

•

Enhanced Vacation – a minimum of 4 weeks compared to 3 weeks for other employees

•

Financial Counseling – a dedicated financial counselor compared to a financial wellness benefit for other employees (same service provider for both employee populations)

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Compensation Governance Policies

Stock Ownership Requirements

To further align executive and shareholder interests, each of our Named Executive Officers are required to own a minimum amount of Company common stock equal in value to a specified multiple of their annual base salary.

Employee Level	Ownership Requirement
Chief Executive Officer	6x Annual Base Salary (increased from 5x in 2022)
Presidents and Senior Vice Presidents	3x Annual Base Salary
Vice Presidents	1x Annual Base Salary

Our guidelines are administered as follows:

•

Shares held directly by an executive or shares held in the Flowserve Corporation Non-Qualified Deferred Compensation Plan and unvested RSUs count toward satisfying the stock ownership requirements. Unvested PSUs do not count toward satisfying the stock ownership requirements.

•

The required stock ownership levels are expected to be achieved within five years from the date the guidelines were first applicable or within five years of the executive joining the Company.

•

Executives who do not meet the ownership requirement must show that they have retained at least 60% of the net shares received from vested RSUs and PSUs from the time the ownership guidelines became applicable.

•

As of December 31, 2022, all Named Executive Officers met their stock ownership requirement.

Anti-Hedging and Pledging Policies

Under the Company’s Insider Trading Policy all directors and employees (including the Named Executive Officers) are prohibited from pledging stock and engaging in any transactions (such as trading in options) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.

Clawback Policy

Our Clawback and Forfeiture Policy (the “Clawback Policy”) reinforces our commitment to integrity and the highest standards of ethical conduct through our compensation program. Under the Clawback Policy, the O&C Committee has the ability to recoup previously paid and/or cancel outstanding incentive compensation from any current or former Executive Officer, or any other designated officer of the Company, if:

•

the O&C Committee determines that a financial metric used to determine the amount, vesting or payment of the incentive compensation was calculated incorrectly, regardless of whether due to fraud or intentional misconduct or whether such error requires a financial restatement; or

•

the covered officer engages in egregious conduct, which generally includes among other things conduct that constitutes “cause” for termination under applicable Company plans or agreements or a material breach of a written Company policy (including our Code of Conduct).

With respect to incorrect calculations, the Company may cancel any outstanding incentive compensation and recoup incentive compensation received by the executive during the three-year period preceding the date the Company discovers the error or is required to prepare an accounting restatement. With respect to egregious conduct, the Company may cancel any outstanding incentive compensation and recoup incentive compensation received by the executive during the one-year period preceding the date the Company discovers the conduct.

Accounting Implications of Executive Compensation

The Company recognizes compensation expense in our financial statements for all equity-based awards pursuant to the principles set forth in FASB ASC 718, “Compensation—Stock Compensation.” The O&C Committee considered the GAAP accounting implications of the awards in setting the long-term incentive mix and further determined that the mix of RSUs and PSUs was appropriate for 2022.

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Executive Compensation Program Review and Compensation Risk

The O&C Committee regularly monitors and annually reviews our compensation programs to determine, in consultation with its compensation consultant, whether the elements of the program are consistent with our executive compensation objectives and principles. As part of this, the O&C Committee evaluates whether the Company’s risk management objectives are being met with respect to the executive compensation program and our compensation programs in aggregate. If the elements of the program are determined to be inconsistent with our objectives and principles, or if any incentives are determined to encourage risks that are reasonably likely to have a material adverse effect on us, the elements are adjusted as necessary.

The O&C Committee has concluded that no risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the O&C Committee considered the following:

Attribute	Risk-Mitigating Effect
Emphasis on long-term, equity-based compensation subject to our rigorous Clawback Policy	Discourages risk-taking that produces short-term results at the expense of building long-term shareholder value
Long vesting requirements: • 3-year ratable vesting for RSUs • 3-year performance period for PSUs
AIP and PSU payouts are capped
The O&C Committee can exercise discretion in determining AIP payouts
Robust stock ownership guidelines	Helps ensure alignment with shareholder interests
No derivative transactions allowed
Independent compensation consultant used by the O&C Committee	Incentive programs are balanced to reward the accomplishment of appropriate short-term goals that facilitate long-term sustainability and growth for shareholders

Organization and Compensation Committee Report

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above in this proxy statement with management. Based on this review and discussion, the Organization and Compensation Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2022.

John L. Garrison, Chairman
Gayla J. Delly
Michael C. McMurray
John R. Friedery

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Summary Compensation Table

The following table sets forth compensation information for 2022, 2021 and 2020 for our Named Executive Officers.
Ms. Morytko was first a Named Executive Officer for 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)(4)	Total ($)
R. Scott Rowe President and Chief Executive Officer	2022	1,181,962	—	5,942,446	(5)	—	1,179,210	377,658	21,617	8,702,893
	2021	1,133,000	—	10,007,824		—	1,016,981	300,060	20,240	12,478,105
	2020	1,133,000	—	5,981,225		—	894,260	305,060	18,909	8,332,454
Amy B. Schwetz VP and Chief Financial Officer	2022	693,963	—	1,705,192	(6)	—	442,109	143,165	30,244	3,014,673
	2021	664,250	—	2,427,731		—	375,590	121,896	26,524	3,615,991
	2020	562,500	750,000	2,342,754		—	279,471	68,663	100,042	4,103,430
Elizabeth L. Burger Senior VP and Chief Human Resources Officer	2022	507,739	—	723,427	(7)	—	282,331	105,104	15,406	1,634,007
	2021	489,450	—	1,264,048		—	239,852	94,529	14,680	2,102,559
	2020	478,950	—	779,687		—	204,765	93,540	14,517	1,571,459
Keith E. Gillespie Former Senior VP and Chief Sales Officer	2022	505,545	—	620,051	(8)	—	405,792	157,903	20,439	1,709,730
	2021	492,088	—	949,469		—	417,700	113,128	16,219	1,988,604
	2020	485,000	—	624,343		—	166,625	122,721	18,803	1,417,492
Tamara M. Morytko Former President, Flowserve Pumps Division	2022	554,548	—	723,427	(9)	—	331,600	116,930	30,545	1,757,050
	2021	525,577	—	1,004,284		—	347,402	72,551	26,279	1,976,093

(1)

Represents the grant date fair value of long-term equity incentive awards under the Company’s long-term incentive program computed in accordance with FASB ASC 718 “Compensation—Stock Compensation”, excluding the impact of forfeitures. Stock awards include the annual incentive awards granted in the form of restricted stock units that generally vest ratably over a three-year period and contingent performance share units. The performance criteria for the performance share units are described in further detail under the caption “2022 Executive Compensation Decisions—Long Term Incentives” above. The reported value of the performance share units is computed based on the grant date estimate of compensation cost to be recognized over the three-year period, which was 100%, or “target”. Payout for the contingent performance awards can range from 0 shares to a maximum of 230% of target. Assumptions used in the valuations are discussed in Note 7 to the Company’s audited consolidated financial statements for the year ended December 31, 2022 in the Annual Report.

(2)

The amounts in this column represent an annual cash incentive award under the Company’s Annual Incentive Plan for the applicable year.

(3)

This column excludes the employer-paid portion of certain health and welfare benefits received by Named Executive Officers that are available generally to all salaried U.S. employees, which includes medical, dental and vision insurance, and short-term and long-term disability insurance. The following table shows the components of this column for the Named Executive Officers for 2022, calculated at the aggregate incremental cost to the Company:

Name	Defined Contribution Retirement Plan Contributions ($)	Insurance Premiums(A) ($)	Other ($)		Total ($)
R. Scott Rowe	13,725	3,402	4,490	(B)	21,617
Amy B. Schwetz	13,725	1,519	15,000	(C)	30,244
Elizabeth L. Burger	13,725	1,681	—		15,406
Keith E. Gillespie	13,725	3,234	3,480	(B)	20,439
Tamara M. Morytko	13,725	1,820	15,000	(C)	30,545
(A) Reflects annual premiums for group term life insurance. (B) Reflects amounts attributable to an annual physical exam. (C) Reflects amounts attributable to annual financial counseling.

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(5)

Calculated using a price per share of $32.62 the closing market price of the Company’s common stock as reported by the NYSE on February 15, 2022, the date of the grant. Includes 87,893 ($2,867,070) restricted stock units and 87,893 contingent performance share units ($3,075,376), which represents the target award. The contingent performance share units include 87,893 shares with ROIC, Free Cash Flow and relative TSR metrics and fair value of $34.99 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 202,154 shares, or $7,073,365 at the date of grant.

(6)

Calculated using a price per share of $32.62, the closing market price of the Company’s common stock as reported by the NYSE on February 15, 2022, the date of the grant. Includes 25,221 restricted stock units ($822,709) and 25,221 contingent performance share units ($882,483), which represents the target award. The contingent performance share units include 25,221 shares with ROIC, Free Cash Flow and relative TSR metrics and fair value of $34.99 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 58,008 shares, or $2,029,710 at the date of grant.

(7)

Calculated using a price per share of $32.62, the closing market price of the Company’s common stock as reported by the NYSE on February 15, 2022, the date of the grant. Includes 10,700 restricted stock units ($349,034) and 10,700 contingent performance share units ($374,393), which represents the target award. The contingent performance share units include 10,700 shares with ROIC, Free Cash Flow and relative TSR metrics and fair value of $34.99 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 24,610 shares, or $861,104 at the date of grant.

(8)

Calculated using a price per share of $32.62, the closing market price of the Company’s common stock as reported by the NYSE on February 15, 2022, the date of the grant. Includes 9,171 restricted stock units ($299,158) and 9,171 contingent performance share units ($320,893), which represents the target award. The contingent performance share units include 9,171 shares with ROIC, Free Cash Flow and relative TSR metric and fair value of $34.99 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 21,093 shares, or $738,055 at the date of grant.

(9)

Calculated using a price per share of $32.62, the closing market price of the Company’s common stock as reported by the NYSE on February 15, 2022, the date of the grant. Includes 10,700 of restricted stock units ($349,034) and 10,700 contingent performance share units ($374,393), which represents the target award. The contingent performance share units include 10,700 shares with ROIC, Free Cash Flow and relative TSR metric and fair value of $34.99 per share calculated using the Monte Carlo simulation. The maximum potential value of the performance award, assuming the highest level of performance conditions, is 24,610 shares, or $861,104 at the date of grant.

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2022 Grants of Plan-Based Awards

The following table sets forth certain information with respect to 2022 plan-based awards granted to the Named Executive Officers for the year ended December 31, 2022.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R. Scott Rowe		637,500	1,500,000	3,450,000	—	—	—	—		—
	2/15/2022	—	—	—	37,355	87,893	202,154	—		3,075,376	(4)
	2/15/2022	—	—	—	—	—	—	87,893	(5)	2,867,070
Amy B. Schwetz		239,012	562,380	1,293,474	—	—	—	—		—
	2/15/2022	—	—	—	10,719	25,221	58,008			882,483	(4)
	2/15/2022	—	—	—	—	—	—	25,221	(5)	822,709
Elizabeth L. Burger		152,633	359,136	826,012	—	—	—	—		—
	2/15/2022	—	—	—	4,548	10,700	24,610	—		374,393	(4)
	2/15/2022	—	—	—	—	—	—	10,700	(5)	349,034
Keith E. Gillespie		140,761	331,202	761,764	—	—	—	—		—
	2/15/2022	—	—	—	3,898	9,171	21,093	—		320,893	(4)
	2/15/2022	—	—	—	—	—	—	9,171	(5)	299,158
Tamara M. Morytko		155,183	365,138	839,816	—	—	—	—		—
	2/15/2022	—	—	—	4,548	10,700	24,610	—		374,393	(4)
	2/15/2022	—	—	—	—	—	—	10,700	(5)	349,034
(1)

Under the Annual Incentive Plan, the primary performance measures are internally defined metrics set by the O&C Committee. In February 2022 the O&C Committee approved metrics based on adjusted operating income, adjusted primary working capital as a percentage of sales, customer bookings and on-time delivery. Actual amounts payable under the Annual Incentive Plan, if any, can range from 50% (Threshold) to 200% (Maximum) of the target amounts for the Named Executive Officers based upon the extent to which performance under the foregoing criteria meets, exceeds or is below the target and can be further increased or decreased based on individual performance. In addition, the payment is subject to a strategic goals payout modifier which may increase or decrease the payout by +/-15%. These amounts represent amounts payable if the Named Executive Officer is employed for the full calendar year. Actual payout for 2022 was 78.6% of the target amount for all Named Executive Officers other than Mr. Gillespie and Ms. Morytko, whose actual payouts were 122.5% and 90.8%, respectively.

(2)

The number of shares listed represents long-term equity incentive awards in the form of PSUs under the Company’s long-term incentive program. The performance criteria for these awards are discussed in “2022 Executive Compensation Decisions—Long Term Incentives” above.

(3)

These amounts represent the fair value, as determined under FASB ASC Topic 718, of the stock awards based on the grant date fair value estimated by the Company for financial reporting purposes.

(4)

Represents the fair value on the date of grant, as described in footnote (2), of the “target” award for the contingent performance share units. During the performance period, as described in footnote (1), earned and unearned compensation expense is adjusted based on changes in the expected achievement of the performance targets. As of December 31, 2022, the Company estimated vesting for this award is 33% of the “target” award based on expected achievement of performance targets; however, the award has been expensed at 100%. The reversal of expense has been deferred until more actual performance results are known.

(5)

The amounts shown reflect the number of annual RSUs granted to each Named Executive Officer under the Company’s long-term incentive plan.

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Outstanding Equity Awards at Year-End 2022

The following table sets forth information with respect to outstanding equity awards held as of December 31, 2022, by the Named Executive Officers.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
R. Scott Rowe	114,943	(2)	48.63	5/4/2027	274,779	(3)	8,430,220	—		—
	—		—	—	—		—	32,679	(4)	1,002,592
	—		—	—	—		—	32,592	(5)	999,909
	—		—	—	—		—	38,384	(6)	1,177,630
Amy B. Schwetz	—		—	—	72,792	(7)	2,233,259	—		—
	—		—	—	—		—	8,807	(4)	270,183
	—		—	—	—		—	9,184	(5)	281,760
	—		—	—	—		—	11,014	(6)	337,919
Elizabeth L. Burger	—		—	—	34,282	(8)	1,051,742	—		—
								4,260	(4)	130,697
	—		—	—	—		—	4,148	(5)	127,248
	—		—	—	—		—	4,673	(6)	143,364
Keith E. Gillespie	—		—	—	25,634	(9)	786,451	—		—
	—		—	—	—		—	3,411	(4)	104,649
	—		—	—	—		—	3,554	(5)	109,032
	—		—	—	—		—	4,005	(6)	122,880
Tamara M. Morytko	—		—	—	24,476	(10)	750,924	—		—
	—		—	—	—		—	4,148	(5)	127,248
	—		—	—	—		—	4,673	(6)	143,364

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(1)

Calculated using a price per share of $30.68 the closing market price of the Company’s common stock as reported by the NYSE on December 30, 2022, the last trading date of the Company’s last completed fiscal year. The RSU and contingent performance share unit amounts include regularly declared dividends accrued on the “target” award, which will vest only to the same extent as the underlying award, if at all. Concerning all contingent performance awards, the amounts of units used in calculating the payout values assumes the threshold level of performance target achievement, which would result in the target unit amounts presented in the table vesting at 42.5% for the 2021 and 2022 plans, and at 50% for the 2020 plan.

(2)

All stock options vested on April 1, 2020.

(3)

30,106 RSUs vested on February 15, 2023, 62,746 RSUs vested on February 16, 2023; and 21,787 RSUs vested on February 20, 2023, in each case including accrued dividend equivalents. Mr. Rowe’s remaining RSUs vest as follows: 30,105 shares of RSUs on February 15, 2024; 99,930 RSUs on February 16, 2024; and 30,105 RSUs on February 15, 2025.

(4)

These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2020 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) TSR compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 200% of the target. As of December 31, 2022, the Company estimated vesting of 32% and 0%, respectively and therefore expensed, these awards at the same percentage presented for the ROIC award based on expected achievement of performance target and at 100% for the TSR award as required by FASB ASC 718. In accordance with SEC requirements, these contingent performance share units are shown at threshold in this table. Mr. Gillespie forfeited his remaining contingent performance share units in connection with his transition from the Company.

(5)

These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2021 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which can increase or decrease the award 15% compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 230% of the target. As of December 31, 2022, the Company estimated vesting of 28% for this award including a negative 15% relative TSR award and therefore expensed these awards at the percentage presented based on expected achievement of performance targets. In accordance with SEC requirements, these contingent performance share units are shown at threshold in this table. Mr. Gillespie and Ms. Morytko forfeited their remaining contingent performance share units in connection with their transition from the Company.

(6)

These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2022 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which can increase or decrease the award 15% compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 230% of the target. As of December 31, 2022, the Company estimated vesting of 33% for this award including a negative 15% relative TSR award; however, these awards were expensed at 100%. The reversal of expense has been deferred until actual performance results are known. In accordance with SEC requirements, these contingent performance share units are shown at threshold in this table. Mr. Gillespie and Ms. Morytko forfeited their remaining contingent performance share units in connection with their transition from the Company.

(7)

8,639 RSUs vested on February 15, 2023, and 14,175 RSUs vested on February 16, 2023, and 11,555 RSUs vested on February 20, 2023, including accrued dividend equivalents. Ms. Schwetz’s remaining RSUs vest as follows: 8,639 RSUs on February 15, 2024; 21,146 RSUs on February 16, 2024, and 8,638 on February 16, 2025.

(8)

3,665 RSUs vested on February 15, 2023; 7,900 RSUs vested on February 16, 2023, and 2,841 RSUs vested on February 20, 2023, in each case including accrued dividend equivalents. Ms. Burger’s remaining RSUs vest as follows: 3,665 RSUs on February 15, 2024; 12,546 RSUs on February 16, 2024, and 3,665 RSUs on February 16, 2025.

(9)

3,141 RSUs vested on February 15, 2023, 5,574 RSUs vested on February 16, 2023, and 2,274 RSUs vested on February 20, 2023, in each case including accrued dividend equivalents. Mr. Gillespie’s remaining RSUs vest as follows: 3,142 RSUs on February 15, 2024; 8,362 RSUs on February 16, 2024, and 3,141 RSUs on February 15, 2025. Due to his separation from the Company, Mr. Gillespie has forfeited any remaining unvested RSUs.

(10)

3,665 RSUs vested on February 15, 2023; and 5,578 RSUs vested on February 16, 2023, including accrued dividend equivalents. Ms. Morytko’s remaining RSUs vest as follows: 3,665 RSUs on February 15, 2024; 7,903 RSUs on February 16, 2024, and 3,665 RSUs on February 15, 2025. Due to her separation from the Company, Ms. Morytko has forfeited any remaining unvested RSU’s.

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2022 Option Exercises and Stock Vested

The following table sets forth certain information with respect to restricted stock unit vesting during the fiscal year ended December 31, 2022, with respect to the Named Executive Officers. No Named Executive Officers exercised any stock options during 2022.

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
R. Scott Rowe	92,893	2,984,051
Amy B. Schwetz	18,254	594,336
Elizabeth L. Burger	11,889	380,363
Keith E. Gillespie	10,037	321,098
Tamara M. Morytko	3,166	105,618
(1)

The number of shares reported includes shares that were surrendered during the fiscal year ended December 31, 2022, to pay for taxes upon the vesting of restricted stock units and performance share units.

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2022 Pension Benefits

The following table sets forth certain information as of December 31, 2022, with respect to potential payments under our pension plans for each Named Executive Officer. Please refer to “Executive Compensation—Other Benefits” above for a narrative description of the material factors necessary to an understanding of our pension plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
R. Scott Rowe	Qualified—Cash Balance(1)	5.8	122,236	—
	Non-Qualified—SMRP	5.8	887,674	—
	Non-Qualified—SERP	5.8	627,232	—
Amy B. Schwetz	Qualified—Cash Balance(1)	2.8	56,671	—
	Non-Qualified—SMRP	2.8	141,563	—
	Non-Qualified—SERP	2.8	135,399	—
Elizabeth L. Burger	Qualified—Cash Balance(1)	4.7	96,290	—
	Non-Qualified—SMRP	4.7	148,495	—
	Non-Qualified—SERP	4.7	172,086	—
Keith E. Gillespie	Qualified—Cash Balance(1)	7.7	179,120	—
	Non-Qualified—SMRP	7.7	308,655	—
	Non-Qualified—SERP	7.7	296,001	—
Tamara M. Morytko	Qualified—Cash Balance(1)	2.3	44,188	—
	Non-Qualified—SMRP	2.3	73,623	—
	Non-Qualified—SERP	2.3	84,982	—
(1)

The Company sponsors cash balance designed pension plans for eligible employees. Each executive accumulates a notional amount derived from the plan provisions; each Named Executive Officer’s account balances as of December 31, 2022, are presented above. We believe that this is the best estimate of the present value of accumulated benefits.

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Quantification of Potential Payments

The following table sets forth the estimated value of the potential payments to each of the Named Executive Officers, assuming the executive’s employment had terminated on December 31, 2022, under the scenarios outlined below.

For the events of termination involving a change in control, we assumed that the change in control also occurred on December 31, 2022. In addition to the payments set forth in the following tables, the Named Executive Officers may receive certain payments upon their termination or a change in control pursuant to our Qualified Pension Plan, SERP and SMRP. Previously vested amounts and contributions made to such plans by each Named Executive Officer are disclosed in the “2022 Pension Benefits” table.

Triggering Event	Compensation Component	Payout ($)
		R. Scott Rowe	Amy B. Schwetz	Elizabeth L. Burger	Keith E. Gillespie(3)	Tamara M. Morytko(4)
Death	Life Insurance (1.5x base salary; third party payment, max $1.5)	1,500,000	1,054,463	769,577	—	—
	Immediate vesting of outstanding equity awards(2)	13,553,843	3,691,314	1,688,476	—	—
	Total	15,053,843	4,745,777	2,458,053	—	—
Disability	Short-term and long-term disability benefit to age 65 (third party payment)	3,514,497	4,140,985	3,160,210	—	—
	Immediate vesting of outstanding equity awards(2)	13,553,843	3,691,314	1,688,476	—	—
	Total	17,068,340	7,832,299	4,848,686	—	—
Retirement(1)	Vesting of outstanding equity awards	—	—	—	—	—
	Total	—	—	—	—	—
Termination Without Cause by the Company Not in Connection with Change in Control	Termination payment (2x base salary)	2,400,000	1,405,950	1,026,102	—	—
	Target annual incentive award	1,500,000	562,380	359,136	—	—
	Vesting of outstanding equity	923,637	265,039	112,443	—	—
	Cash payment in lieu of vesting of RSU	2,593,444	789,363	329,492	—	—
	Total	7,417,081	3,022,732	1,827,173	—	—
Change in Control—Termination Without Cause by the Company or Constructive Termination	Termination payment (base salary times applicable multiplier)	3,600,000	1,405,950	1,026,102	—	—
	Termination payment (target annual incentive award times applicable multiplier)	4,500,000	1,124,760	718,271	—	—
	Immediate vesting of outstanding equity awards(2)	13,553,843	3,691,314	1,688,476	—	—
	Supplemental pension benefit	1,478,980	361,270	259,584	—	—
	Health & welfare benefit	95,456	73,850	74,366	—	—
	Total	23,228,279	6,657,144	3,766,799	—	—
(1)

None of the Named Executive Officers were eligible to retire on December 31, 2022.

(2)

For equity awards, these amounts are calculated assuming that the market price per share of the Company’s common stock on the date of event was equal to the closing price of the Company’s common stock on December 30, 2022 ($30.68).

(3)

Mr. Gillespie’s employment was involuntarily terminated not for cause on April 7, 2023, with eligibility for benefits under the Executive Officer Severance Plan. His benefits included a termination payment of 2x salary equal to $1,019,082 and a $331,202 payment in lieu of his 2023 AIP target award (payable in 2024) provided that no less than threshold performance is attained for each performance target applicable to his forfeited 2023 AIP target award.

(4)

Ms. Morytko’s employment was involuntarily terminated not for cause on February 24, 2023 with eligibility for benefits under the Executive Officer Severance Plan. Her benefits included a termination payment of 2x salary equal to $1,123,500 and a $365,138 payment in lieu of her 2023 AIP target award (payable in 2024) provided that no less than threshold performance is attained for each performance target applicable to her forfeited 2023 AIP target award.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as calculated under SEC regulations) and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with Company performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

PEO = Principal Executive Officer NEO = Named Executive Officer					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table (SCT) Total for PEO[1]	Compensation Actually Paid (CAP) to PEO[2]	Average SCT Total for Non- PEO NEOs[3]	Average CAP to Non-PEO NEOs[4]	Total Shareholder Return (TSR)[5]	Peer Group TSR[6]	Net Income ($M)[7]	Adjusted Operating Income ($M)[8]
2022	$ 8,702,893	$ 8,719,503	$ 2,028,865	$ 1,998,603	$66.62	$127.07	$ 189	$ 200
2021	$12,478,105	$ 8,468,743	$ 2,420,811	$ 1,933,079	$64.63	$134.48	$ 126	$ 284
2020	$ 8,332,454	$ 691,730	$ 1,782,163	$ 1,322,337	$76.13	$111.05	$ 130	$ 367
(1)

The dollar amounts reported are the amounts in the “Total” column of the Summary Compensation Table in each applicable year.
(2)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to the Summary Compensation total compensation to determine the compensation actually paid:

Year	Reported SCT Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Value of Change in Pension(c)	Change in Pension Adjustments(d)	CAP to PEO
2022	$8,702,893	$(5,942,446)	$6,015,795	$(377,658)	$320,919	$8,719,503
2021	$12,478,105	$(10,007,824)	$6,045,813	$(300,060)	$252,709	$8,468,743
2020	$8,332,454	$(5,981,225)	$(1,567,834)	$(305,060)	$213,395	$691,730

(a)

The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)

The valuation assumptions used to determine fair values as of each applicable year-end or vesting date did not materially differ from those used to determine fair value at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2022	$ 5,671,960	$ 188,725	$ 155,110	$ -	$ 6,015,795
2021	$ 8,158,171	$ (1,530,137)	$ (17,377)	$ (564,844)	$ 6,045,813
2020	$ 4,005,575	$ (3,159,844)	$ (2,413,565)	$ -	$(1,567,834)

(c)

The value shown represents the aggregate change in the actuarial present value of accumulated benefits under defined benefit pension plans as reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column in the Summary Compensation Table for the applicable year.
(d)

The change in pension adjustments for each applicable year reflects the service cost attributable to services rendered during the applicable year.

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(3)

The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022 and 2021, Amy Schwetz, Elizabeth Burger, Keith Gillespie, and Tamara Morytko; and (ii) for 2020, Amy Schwetz, Elizabeth Burger, Keith Gillespie, Lanesha Minnix and John Roueche.
(4)

The dollar amounts reported represent the average amount of “compensation actually paid” to the applicable non-PEO NEOs as a group (as described in footnote 3), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group for each year to determine the compensation actually paid:

Year	Average Reported SCT Total for non- PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Reported Value of Change in Pension(c)	Average Change in Pension Adjustments(d)	Average CAP to Non-PEO NEOs
2022	$ 2,028,865	$ (943,024)	$ 946,072	$ (130,776)	$ 97,466	$ 1,998,603
2021	$ 2,420,811	$ (1,411,383)	$ 933,782	$ (100,526)	$ 90,395	$ 1,933,079
2020	$ 1,985,697	$ (967,864)	$ 333,945	$ (91,450)	$ 62,009	$ 1,322,337

(a)

The grant date fair value of equity awards represents the average total of the amounts reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year for non-PEO NEOs.
(b)

The valuation assumptions used to determine fair values as of each applicable year-end or vesting date did not materially differ from those used to determine fair value at the time of grant. The amounts deducted or added in calculating the total average equity award adjustments for non-PEO NEOs are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Average Equity Award Adjustments
2022	$ 900,110	$ 25,008	$ 20,954	$ -	$ 946,072
2021	$ 1,154,995	$ (190,808)	$ 2,984	$ (33,389)	$ 933,782
2020	$ 671,329	$ (253,603)	$ (83,781)	$ -	$ 333,945

(c)

The value shown represents the average aggregate change in the actuarial present value of accumulated benefits under defined benefit pension plans as reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column in the Summary Compensation Table for the applicable year for non-PEO NEOs.
(d)

The average change in pension adjustments for each applicable year reflects the service cost attributable to services rendered during the applicable year for non-PEO NEOs.

(5)

Cumulative TSR is calculated by dividing (a) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for all rows in the table is December 31, 2019.
(6)

The peer group used for this purpose is the S&P 500 Industrials Index.
(7)

The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)

Represents the Company’s Adjusted Operating Income as used in determining incentive compensation payouts under the Company’s Annual Incentive Plan. The O&C Committee determined performance achievement for Adjusted Operating Income by adjusting Operating Income in the same manner as the Company adjusts Operating Income in our annual earnings release. See Annex I: Reconciliation of Reported Results to Non-GAAP Financial Results. This amount is then further adjusted for the difference between actual and target AIP expense.

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Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected with an objective to incentivize our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•

Relative Total Shareholder Return

•

Adjusted Operating Income

•

Return on Invested Capital

•

Free Cash Flow as a % of Adjusted Net Income

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all such Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphical presentations of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid, Cumulative TSR and Cumulative TSR of the Peer Group

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Compensation Actually Paid and Net Income

Compensation Actually Paid and Adjusted Operating Income

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CEO PAY RATIO FOR FISCAL YEAR 2022

Pay Ratio

Our CEO to median-compensated employee pay ratio has been calculated in accordance with the applicable rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Mr. Rowe had 2022 total compensation of $8,731,309, which reflects the total compensation reported in the “Summary Compensation Table” in this proxy statement, plus the employer-paid portion of health, vision and dental benefits and disability insurance premiums available to U.S. full-time employees. Our median employee’s annual total compensation for 2022 was $79,777, calculated using the same methodology as used in the calculation of our CEO’s compensation discussed above. As a result, the annual total compensation for our CEO in 2022 was approximately 109 times that of our median employee’s annual total compensation.

Identification of Median Employee

We identified the median employee by examining the 2020 total target cash compensation for all employees who were employed by the Company or its consolidated subsidiaries on October 1, 2020, excluding our CEO. For purposes of calculating the 2022 pay ratio, the Company determined that there had been no change in its workforce composition or compensation arrangements that would significantly impact the pay ratio disclosure since the Company determined its median employee for 2020. Accordingly, the Company again utilized the same median employee for purposes of calculating its 2022 pay ratio.

Total target cash compensation was calculated by totaling an employee’s annual base salary and target incentive compensation. We did not make any assumptions, adjustments, or estimates with respect to total target cash compensation. We used total target cash compensation and excluded annual equity awards for our calculations because we do not widely distribute annual equity awards to employees.

Annual Total Compensation

After identifying the median employee based on total target cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the “Summary Compensation Table” in this proxy statement, except that for purposes of determining our CEO to median compensation employee pay ratio, we included the employer-paid portion of health, vision and dental benefits and disability insurance premiums.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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PROPOSAL TWO:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

At each Annual Meeting, the Board provides shareholders the opportunity to cast an advisory vote on the compensation of our Named Executive Officers, pursuant to Schedule 14A of the Securities Exchange Act. This proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named Executive Officers. We currently hold Say on Pay votes every year. Following consideration of the outcome of the advisory vote on Proposal 3, we expect that our next Say on Pay vote following the 2023 Annual Meeting will be held at our 2024 Annual Meeting of Shareholders provided our Board does not change our annual say on pay voting frequency.

The Board values the opinions of the Company’s shareholders as expressed through their votes and other communications. This Say on Pay vote is advisory, meaning that it is not binding on the O&C Committee or Board. This vote will not affect any compensation already paid or awarded to any Named Executive Officer, nor will it overrule any decisions the Board has made. Nonetheless, the O&C Committee and the Board will review and carefully consider the outcome of the advisory vote on executive compensation when making future decisions regarding our executive compensation programs and policies.

We generally design our executive compensation programs to implement our core objectives of attracting and retaining key leaders, rewarding current performance, driving future performance and aligning the long-term interests of our executives with those of our shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement. In the CD&A, we have provided shareholders with a description of our compensation programs, including the philosophy and strategy underpinning the programs, the individual elements of the compensation programs and how our compensation plans are administered.

The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the Flowserve Corporation shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the section of this Proxy Statement entitled ‘Executive Compensation’.”

✔	The Board recommends that you vote “FOR” the approval of this advisory vote on Executive Compensation.

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PROPOSAL THREE:
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

As discussed under “Proposal Two: Advisory Vote to Approve Executive Compensation”, the Board currently provides shareholders the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers, pursuant to Schedule 14A of the Securities Exchange Act, on an annual basis. This Proposal Three gives our shareholders the opportunity to advise our Board how often we should conduct the advisory Say on Pay vote and is being submitted to shareholders as required by Schedule 14A of the Exchange Act. SEC rules require us to submit this vote to shareholders at least once every six years. Accordingly, we are requesting your advisory vote to determine whether a Say on Pay vote will occur every one, two or three years.

The Board values the opinions of the Company’s shareholders as expressed through their votes and other communications. The frequency of the Say on Pay vote is advisory, meaning that it is not binding on the O&C Committee or Board. Nonetheless, the O&C Committee and the Board will review and carefully consider the outcome of this advisory vote when considering how frequently we should conduct an advisory Say on Pay vote to approve the compensation of our Named Executive Officers.

The Board continues to believe that providing shareholders with the opportunity to cast an advisory vote to approve executive compensation to shareholders on an annual basis is appropriate for the Company and its shareholders, based upon a number of considerations, including the following:

•

We make compensation decisions annually;

•

An annual vote allows our shareholders the opportunity to provide us with regular, timely and comprehensive feedback on important issues such as our executive compensation programs and policies as disclosed in the Company’s proxy statement each year;

•

An annual advisory vote gives us more frequent feedback on our compensation disclosures and the compensation of our named executive officers; and

•

An annual vote is consistent with market practice.

The enclosed proxy card gives you four choices for voting on this item. You can choose whether the Say on Pay vote should be conducted every one year, every two years or every three years. You may also abstain from voting on this proposal. Shareholders are not voting to approve or disapprove the Board’s recommendation. Notwithstanding the advisory nature of the vote, the frequency option that receives the highest number of votes cast at the Annual Meeting will be considered approved.

✔	The Board recommends that you vote to conduct future advisory votes to approve Executive Compensation every “ONE YEAR.”

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater-than-5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year.

The policy provides that the CG&N Committee reviews transactions subject to the policy and determines whether or not to approve or ratify (in certain limited circumstances where pre-approval was not feasible) those transactions. In doing so, the CG&N Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chairman of the CG&N Committee to pre-approve or ratify transactions (in certain limited circumstances where pre-approval was not feasible) where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the Chairman is provided to the full CG&N Committee for its review in connection with each regularly scheduled CG&N Committee meeting.

The CG&N Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

•

business transactions with other companies in which a related person’s only relationship is as an employee, director or less-than-10% beneficial owner if the amount of business falls below the thresholds in the NYSE’s listing standards and the Company’s director independence standards; and

•

charitable contributions, grants or endowments to a charitable organization where a related person is an employee if the aggregate amount involved does not exceed the greater of $1 million or 2% of the organization’s total annual receipts.

Since January 1, 2022, there were no reportable related person transactions, and there are currently no proposed transactions in excess of $120,000 in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

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SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

The following table sets forth as of March 28, 2023, ownership of Company common stock by director nominees, members of the Board, each executive officer individually and all members of the Board and all executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified possesses sole voting and investment power with respect to his or her shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Total		Percent of Class
Directors
Sujeet Chand	1,000		16,091	(2)	*
Ruby R. Chandy	2,574		23,546	(3)	*
Gayla J. Delly	13,934		59,915	(4)	*
John R. Friedery	19,402		62,527	(5)	*
John L. Garrison	—		23,402	(8)	*
Michael C. McMurray	—		13,934	(8)	*
Thomas B. Okray	—		—	(6)	*
David E. Roberts	—		43,620	(7)	*
R. Scott Rowe	443,373	(9)	443,373		*
Kenneth I. Siegel	3,229		4,071	(7)	*
Carlyn R. Taylor	—		16,230	(8)	*
Named Executive Officers
Elizabeth L. Burger	35,091		35,091		*
Keith E. Gillespie	80,493		80,493		*
Amy B. Schwetz	40,722		40,722		*
All members of the Board and executive officers as a group (14 individuals)	639,818	(10)	863,015	(11)	*
*

Less than 1%.

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. For each person or group, also includes any securities that person or group has the right to acquire within 60 days pursuant to stock options under certain Company stock option and incentive plans.

(2)

Includes 15,091 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Chand does not possess any voting or investment power over these deferred shares.

(3)

Includes 20,972 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Chandy does not possess any voting or investment power over these deferred shares.

(4)

Includes 45,981 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Delly does not possess any voting or investment power over these deferred shares.

(5)

Includes 43,125 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Friedery does not possess any voting or investment power over these deferred shares.

(6)

Mr. Okray was appointed to the Board effective April 12, 2023, and did not have any beneficial ownership in the Company as of March 28, 2023.

(7)

Includes 842 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Siegel does not possess any voting or investment power over these deferred shares.

(8)

Represents shares that have been deferred under the director stock deferral plan and/or a Company stock plan. The holder does not possess any voting or investment power over these deferred shares.

(9)

Includes 114,943 shares of common stock that Mr. Rowe has the right to acquire within 60 days pursuant to the exercise of stock options.

(10)

Includes 114,943 shares of common stock that members of this group have the right to acquire within 60 days pursuant to the exercise of stock options, in each case under certain Company stock incentive plans.

(11)

Includes 114,943 shares of common stock that members of this group have the right to acquire within 60 days pursuant to the exercise of stock options, in each case under certain Company stock incentive plans. Also includes 221,327 shares that have been deferred under various Company plans for which no member of the group possesses voting or investment power.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following shareholders reported to the SEC that they beneficially own more than 5% of the Company’s outstanding common stock. The information is presented as of December 31, 2022, except as noted, and is based on stock ownership reports on Schedule 13G filed with the SEC and subsequently provided to us. We know of no other shareholder holding more than 5% of the Company’s common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	13,078,791	(3)	10.0%
FMR LLC 245 Summer Street Boston, MA 02210	12,436,035	(4)	9.5%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,229,159	(5)	8.6%
First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	11,008,936	(6)	8.4%
Wellington Management Company LLP 280 Congress Street Boston, MA 02210	10,907,736	(7)	8.3%
(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)

Based on shares outstanding on March 28, 2023.

(3)

Based on a Schedule 13G/A filed with the SEC on January 10, 2023. The filing indicates sole voting power for 0 shares, shared voting power for 43,659 shares, sole dispositive power for 12,917,893 shares and shared dispositive power for 160,898 shares.

(4)

Based on a Schedule 13G/A filed with the SEC on February 9, 2023. The filing indicates sole voting power for 12,413,120 shares, shared voting power for 0 shares, sole dispositive power for 12,436,035 shares and shared dispositive power for 0 shares.

(5)

Based on a Schedule 13G/A filed with the SEC on February 3, 2023. The filing indicates sole voting power for 10,890,445 shares, shared voting power for 0 shares, sole dispositive power for 11,229,159 shares and shared dispositive power for 0 shares.

(6)

Based on a Schedule 13G/A filed with the SEC on February 9, 2023. The filing indicates sole voting power for 10,014,367 shares, shared voting power for 0 shares, sole dispositive power for 11,008,936 shares and shared dispositive power for 0 shares. First Eagle Investment Management, LLC is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various clients. The First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 7,892,216 of the reported shares.

(7)

Based on a Schedule 13G filed with the SEC on February 6, 2023. The filing indicates sole voting power for 0 shares, shared voting power for 8,434,548 shares, sole dispositive power for 0 shares and shared dispositive power for 10,907,736 shares. Wellington Management Group LLP directly or indirectly owns several investment advisors, and such investment advisors are deemed to be beneficial owners of these shares as a result of acting as investment advisors to various clients.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information about our common stock that may be issued upon the exercise of options or vesting of restricted stock units and performance share units granted under the Flowserve Corporation 2010 Equity and Incentive Compensation Plan (the “2010 Plan”) and the Flowserve Corporation 2020 Long-Term Incentive Plan (the “2020 Plan”) as of December 31, 2022.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Option, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(2)
Equity compensation plans approved by securities holders	2,612,438	48.63	9,756,068
Equity compensation plans not approved by securities holders	—	—	—
TOTAL	2,612,438	48.63	9,756,068
(1)

These amounts represent the weighted average exercise price for the total number of outstanding options. No such value is included for RSUs or PSUs.

(2)

The shares of common stock reflected in this column include shares available for issuance under the 2020 Plan.

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PROPOSAL FOUR:
RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS OUR INDEPENDENT AUDITOR FOR 2023

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for 2023.

We are asking our shareholders to ratify the appointment of PwC as our independent registered public accounting firm for 2023. Although shareholder ratification is not required by our By-Laws or otherwise, the Board is submitting this proposal for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm, though the Company may nonetheless determine to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

✔	The Board recommends that you vote “FOR” the ratification of appointment of PricewaterhouseCoopers to serve as our independent auditor for 2023.

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OTHER AUDIT INFORMATION

Relationship with Independent Registered Public Accounting Firm

PwC has served as the Company’s independent registered public accounting firm since 2000. In this role, PwC audits the financial statements of the Company. Representatives from PwC are expected to be present at the Annual Meeting and available to respond to appropriate questions from shareholders. They will have the opportunity to make a statement if they desire to do so.

Audit and Non-Audit Fees and Services

The following table summarizes the aggregate fees (excluding value added taxes) for professional services incurred by the Company for the audits of its 2022 and 2021 financial statements and other fees billed to the Company by PwC in 2022 and 2021. In general, the Company retains PwC for services that are logically related to or natural extensions of services performed by independent auditors.

	2022	2021
Audit Fees(1)	$ 8,379,000	$ 7,557,000
Audit-Related Fees(2)	103,000	244,000
Total Audit Related Fees	8,481,000	7,801,000
Tax Compliance	317,000	255,000
Tax Consulting/Advisory	—	164,000
Total Tax Fees(3)	317,000	419,000
All Other Fees(4)	6,000	69,000
TOTAL FEES	$ 8,804,000	$ 8,289,000
(1)

Fees for the years ended December 31, 2022 and 2021 consist of the audit of the Company’s consolidated financial statements, including effectiveness of internal controls over financial reporting, reviews of the Company’s quarterly financial statements, and subsidiary statutory audits.

(2)

Audit-related fees consist of other attestation services and review of supplementary filings.

(3)

Tax fees consist of compliance, consulting and transfer pricing services.

(4)

All other fees consist of accounting research and disclosure software licenses, pension plan audit procedures and compilation services.

Audit Committee Approval Policy

The Audit Committee approves all proposed services and related fees to be rendered by the Company’s independent registered public accounting firm prior to their engagement. Services to be provided by the Company’s independent registered public accounting firm generally include audit services, audit-related services and certain tax services. Each year, the Audit Committee discusses the scope of the audit plan with its independent registered public accounting firm and all audit and audit-related services, tax services, and other services for the upcoming fiscal year are provided to the Audit Committee for pre-approval. The services, which may be provided in the upcoming twelve-month period, are grouped into significant categories substantially in the format shown above. The Audit Committee is updated on the status of all services and related fees on a periodic basis or more frequently as matters warrant. All of the fees described above were pre-approved by the Audit Committee.

The Audit Committee approves the scope and timing of the external audit plan for the Company and focuses on any matters that may affect the scope of the audit or the independence of the Company’s independent registered public accounting firm. In that regard, the Audit Committee receives certain representations from the Company’s independent registered public accounting firm regarding their independence and permissibility under the applicable laws and regulations of any services provided to the Company outside the scope of those otherwise allowed. The Audit Committee also approves the internal audit plan for the Company.

The Audit Committee may delegate its approval authority to the Chairman of the Audit Committee to the extent allowed by law. In the case of any delegation, the Chairman must disclose all approval determinations to the full Audit Committee as soon as possible after such determinations have been made.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company is composed of five independent directors: Michael C. McMurray (Chairman), Sujeet Chand, Thomas B. Okray, Kenneth I. Siegel and Carlyn R. Taylor. Roger L. Fix served on the Audit Committee until he retired in May 2022. Mr. Okray joined the Audit Committee in April 2023. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee met 7 times in 2022 and discussed matters, explained in more detail below, with the independent auditors, internal auditors and members of management.

Roles and Responsibilities

Management has primary responsibility for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on this audit. In addition, the independent auditors are responsible for auditing the Company’s internal control over financial reporting and issuing a report on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to proactively monitor and oversee this process, including the engagement of the independent auditors, the pre-approval of their annual audit plan and the review of their annual audit report. In addition, the Audit Committee reviews, monitors and evaluates how the Company and management implement new accounting principles generally accepted in the United States (“GAAP”) and use non-GAAP measures.

Committee Oversight of Financial Statements

In this context, the Audit Committee has met and held detailed discussions with management on the Company’s consolidated financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and that these statements fairly present the financial condition and results of operations of the Company for the period described. The Audit Committee has relied upon this representation without any independent verification, except for the work of PwC, the Company’s independent registered public accounting firm. The Audit Committee also discussed these statements with PwC, both with and without management present, and has relied upon their reported opinion on these financial statements.

Required Communications with PwC

The Audit Committee further discussed with PwC matters required to be discussed by standards, including applicable rquirements of the PCAOB and the Commission, and critical audit matters. In addition, the Audit Committee received from PwC the written disclosures and letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning its independence and has discussed with PwC its independence from the Company and its management.

Recommendation

Based on these reviews and discussions, including the Audit Committee’s specific review with management of the Company’s Annual Report and based upon the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report filed with the SEC.

Michael C. McMurray, Chairman
Sujeet Chand
Thomas B. Okray
Kenneth I. Siegel
Carlyn R. Taylor

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PROPOSAL FIVE:
ELIMINATE OWNERSHIP REQUIREMENTS TO CALL A SPECIAL SHAREHOLDER MEETING

John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of no fewer than 100 shares of the Company’s common stock, has stated that he intends to present the following proposal at the Annual Meeting. The Company is not responsible for the content of the proposal. If properly presented at the Annual Meeting, the Board unanimously recommends a vote “AGAINST” the following proposal.

Shareholder Proposal

Proposal 5 – Adopt a Shareholder Right to Call a Special Shareholder Meeting

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of the current combined 25% of our outstanding common stock the power to call a special shareholder meeting regardless of length of stock ownership and give an equal right to street name and record holder shareholders to formally participate in calling for a special to the fullest extent possible.

One of the main purposes of this proposal is to give all shareholders an equal right to formally participate in calling for a special shareholder meeting to the fullest extent possible and to clear up any ambiguity on shareholder rights to call a special shareholder meeting based on length of stock ownership and based on whether stock is held in street name or non street name.

Currently it appears that only non street name shareholder can participate in calling a special shareholder meeting. Thus if one makes the reasonable estimate that 50% of Flowserve stock is non street name stock, it means that our current requirement that 25% of shares are needed to call for a special shareholder meeting translates into 50% of this one category of stock and all other shares are 100% excluded.

Plus all shares not held for one continuous full year are excluded from such participation and thus pushing the requirement higher to perhaps beyond 60%.

Thus what seems to be a somewhat favorable 25% right to call special shareholder meeting turns into an unfavorable 60% right to call for a special shareholder meeting plus we have no right to act by written consent. A 60% stock ownership threshold to call for a special shareholder meeting means that any fleeting shareholder thought of calling for a special shareholder meeting is quickly killed in the crib.

Plus many companies allow for both a right to call a shareholder meeting and a shareholder right to act by written consent and we have no right to act by written consent.

Calling for a special shareholder meeting is hardly ever used by shareholders but the main point of the right to call for a special shareholder meeting is that it gives shareholders at least significant standing to engage effectively with management.

Management will have an incentive to genuinely engage with shareholders, instead of stonewalling, if shareholders have a realistic Plan B option of calling a special shareholder meeting. Management likes to claim that shareholders have multiple means to communicate with management but in most cases there are low impact means that are as effective as mailing a post card to the CEO. A reasonable shareholder right to call a special shareholder meeting is an important step for effective shareholder engagement with management.

Please vote yes:
Adopt a Shareholder Right to Call a Special Shareholder Meeting – Proposal 5

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Recommendation of the Board

The Board has considered this proposal and recommends that shareholders vote AGAINST the advisory proposal requesting that the Board take steps to modify our shareholders’ existing ability to call special meetings because the proposal is not in the best interest of the Company or its shareholders. The Board believes that shareholders’ existing special meeting right, together with the Company’s strong corporate governance policies and practices (including the ability to act by written consent), already provide shareholders with the meaningful ability to take action between annual meetings, as well as meaningful opportunities to interact with the Board and senior management. Moreover, the removal of the nominal one-year holding and record holder requirements would empower short-term activists at the expense of long-term shareholders, would not appropriately balance competing shareholder interests, and could result in unnecessary expenditure of Company time and resources. The Board also believes that this proposal is unnecessary in light of our robust corporate governance practices and record of Board accountability. Accordingly, the Board recommends that you vote “AGAINST” Proposal 5 for the following reasons:

Our Shareholders Already Have a Meaningful Right to Call Special Meetings and the Ability to Act by Written Consent, and the Current Special Meeting Ownership Requirements Strike a Balance that Protects the Interests of Long-Term Shareholders.

Our governing documents currently provide our shareholders with two meaningful and balanced rights: the ability to call special meetings and the right to act by written consent. Currently, shareholders of record holding in the aggregate at least 25% of the outstanding shares of the Company’s common stock for at least one year on a “net long” basis may request a special meeting. The Board continues to believe that the nominal one-year holding and record holder requirements strike an appropriate balance between providing shareholders holding a meaningful minority of our outstanding shares a mechanism to call a special meeting when particularly urgent or strategic matters of importance arise, while also protecting shareholders against the imprudent use of Company resources to address special interests.

Elimination Of Our Nominal One-Year Holding Requirement and our Record Holder Requirement Would Increase The Potential For Misuse Of The Special Meeting Right By Special-Interest Shareholder Groups With No Long-Term Interest in the Company.

In addition to having the right to act by written consent, shareholders of record holding 25% or more of our outstanding common stock continuously for at least one year have the ability to call special meetings. The Company carefully tailored our special meeting right to provide shareholders with the meaningful ability to call a special meeting when extraordinary matters arise, without enabling a minority of shareholders that have not held a financial stake in the Company for a reasonable period of time to call unnecessary or duplicative meetings for less significant matters. And the requirement that only holders of record may participate in calling a special meeting is intended to further protect the interests of our long-term shareholders. Under our special meeting right, street name shareholders are required to take the interim step of working through their securities intermediaries to become record holders in order to participate. This requirement eliminates any uncertainty as to proof of ownership and discourages any short-term, activist investors from attempting to obscure their ownership through intermediaries. If the nominal one-year holding requirement and the record holder requirement are eliminated as requested by the proposal, the Company could be subject to regular disruptions by special-interest, short-term shareholder groups with agendas that are not in the best interests of the Company or our shareholders, and such disruptions would unnecessarily divert our Board’s and management’s attention from their primary focus of leading and operating our business. Such a diversion could potentially operate against the best interests of our shareholders overall, in order to serve the narrow interests of the short-term, activist shareholders requesting a special meeting to advance their own special interests.

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Special Meetings Require a Substantial Investment of Time and Resources.

Convening a special meeting of shareholders requires a significant commitment of Company time and resources and would divert Board and management time away from overseeing the day-to-day operations of the Company. Accordingly, given the substantial burdens and costs, special meetings should be limited to extraordinary events and circumstances. By eliminating the ownership requirements as requested, a minority of short-term, activist shareholders, including in some cases shareholders that have only been owners of our outstanding common stock for one day, could use the special meeting mechanism to advance their own narrower agenda, without regard to the broader interests of the Company and its other shareholders. The Board continues to believe that our existing nominal one-year holding and record holder requirements, which afford shareholders a full and meaningful opportunity to call a special meeting, effectively balance these concerns.

The Company Has a Demonstrated Commitment to Shareholder Engagement and Strong and Effective Corporate Governance Practices that Promote Accountability.

The Board believes that shareholders should evaluate this proposal in the context of the Company’s robust shareholder engagement efforts, along with our strong corporate governance policies that reflect the Company’s ongoing commitment to effective governance practices and accountability to our shareholders. We encourage and facilitate regular communication with large and small shareholders about important issues relating to our business and governance and regularly incorporate feedback from those engagements into our governing documents, policies, and practices. For example, in fiscal year 2022, we solicited feedback from shareholders representing approximately 80% of our outstanding shares, seeking input on a range of compensation and governance matters. Notably, during our recent engagement during our fall shareholder outreach, no other shareholders identified the Company’s existing special meeting right or the one-year holding and record holder requirements as a concern.

Further, we have implemented numerous corporate governance measures, including through Board-adopted By-law amendments, that provide shareholders with the opportunity to have a meaningful voice in the Company’s governance. For example:

•

All directors are elected annually by a majority of the votes cast in uncontested elections, and our director resignation policy requires directors to offer to resign if they fail to receive a majority of the votes cast in an uncontested election;

•

10 of our 11 directors standing for election at the 2023 Annual meeting are independent, and our Board is led by an independent Chairman with clearly defined, robust responsibilities;

•

Shareholders have a meaningful, market-standard proxy access right that permits them to include their director nominees in the Company’s proxy statement, subject to compliance with the applicable By-law requirements;

•

Shareholders have the right to recommend a candidate for election to the Board, and the Corporate Governance and Nominating Committee evaluates such recommendations using generally the same methods and criteria as recommendations received from other sources; and

•

Shareholders have a meaningful right to act by written consent, subject to compliance with the applicable Restated Certificate of Incorporation and By-law requirements.

For these reasons, the Board continues to believe that it is not necessary or in our shareholders’ best interest to modify our existing special meeting threshold, which provides appropriate and reasonable limitations on the right to call a special meeting.

The Board recommends that you vote “AGAINST” this shareholder proposal.

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OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters are properly brought before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

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GENERAL VOTING AND MEETING INFORMATION

Frequently Asked Questions About The Annual Meeting & Proxy Materials

Proxy Materials

Why am I receiving this proxy statement?

We are providing these proxy materials to shareholders beginning on April 13, 2023, in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, which will be held on May 25, 2023, and at any adjournments or postponements of this scheduled meeting.

How can I access the proxy materials electronically or sign up for electronic delivery?

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 25, 2023

We may furnish proxy materials, including this proxy statement and the Company’s annual report for the year ending December 31, 2022, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which was mailed to most of our shareholders, will explain how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and are receiving the proxy materials in the format requested.

This proxy statement and the Company’s annual report for the year ending December 31, 2022, are available electronically on our hosted website at https://www.proxyvote.com.

To access and review the materials made available electronically:

1.

Go to https://www.proxyvote.com and input the 16-digit control number from the Notice of Internet Availability or proxy card.

2.

Click the “2023 Proxy Statement” in the right column.

3.

Have your proxy card or voting instructions available.

We encourage you to review all of the important information contained in the proxy materials before voting.

Who will bear the cost of this solicitation, and how will proxies be solicited?

The Company bears the full cost of soliciting proxies, which will be conducted primarily by mail. The Company has also retained Alliance Advisors to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s common stock. For these services, the Company will pay Alliance Advisors a fee of $12,500 plus reimbursement for reasonable out-of-pocket expenses. Brokerage firms and other custodians, nominees and fiduciaries are reimbursed by the Company for reasonable out-of-pocket expenses that they incur to send proxy materials to shareholders and solicit their votes. In addition to this mailing, proxies may be solicited, without extra compensation, by our officers and employees, by mail, telephone, facsimile, electronic mail and other methods of communication.

Why did my household only receive one set of proxy materials?

To reduce the expenses of delivering duplicate proxy materials, we deliver one Notice of Internet Availability and, if applicable, annual report and proxy statement, to multiple shareholders sharing the same mailing address unless otherwise requested. We will promptly send a separate annual report and proxy statement to a shareholder at a shared address upon request at no cost. Shareholders with a shared address may also request that we send a single copy in the future if we are currently sending multiple copies to the same address.

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Requests related to delivery of proxy materials may be made by calling Investor Relations at (972) 443-6500 or writing to our principal executive offices at Flowserve Corporation, Attention: Investor Relations, 5215 N. O’Connor Blvd., Suite 700, Irving, Texas 75039. Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or similar organization to request information about this “householding” procedure.

Voting

Who may vote?

Shareholders of record at the close of business on March 28, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 131,147,426 shares of common stock were issued and outstanding (excluding treasury shares). Each shareholder is entitled to one vote for each share owned.

What are the voting requirements and the Board’s recommendations on each proposal?

The following table sets forth the voting standards for each proposal being voted on at the Annual Meeting and the Board’s recommendations.

Proposal	Board Recommendation	Required Vote	Effect of...
			Abstentions	Broker Non-votes, if any
1. Election of directors	For each nominee	Majority of the votes cast	No effect	No effect
2. Advisory vote to approve executive compensation	For	Majority of the votes cast	No effect	No effect
3. Advisory vote on the frequency of future advisory votes to approve executive compensation	1 Year	Majority of the votes cast	No effect	No effect
4. Ratification of auditors	For	Majority of the votes cast	No effect	No effect
5. Shareholder proposal	Against	Majority of the votes cast	No effect	No effect

Shares that are properly voted via the Internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations above. Although the Board expects that the nominees will be available to serve as directors, if any of them should be unable or for good cause unwilling to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

What is the effect of abstentions and broker non-votes?

If your shares are held through a broker, your vote instructs the broker how you want your shares to be voted. If you vote on each proposal, your shares will be voted in accordance with your instructions. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect to not vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter instead of voting for or against the matter. Abstentions and broker non-votes are not considered as votes cast and will not be counted in determining the outcome of the vote on the election of directors or on any of the other proposals. We therefore urge you to vote on ALL voting items.

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What constitutes a quorum?

A quorum is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock constitutes a quorum. Abstentions, withheld votes, and broker non-votes are counted as present at the meeting for purposes of determining a quorum.

How do I vote?

If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted. “Street name” shareholders who wish to vote online during the Annual Meeting and whose voting instruction form or Notice of Internet Availability indicates that they may vote those shares through https://www.proxyvote.com may attend and vote at the Annual Meeting at https://www.virtualshareholdermeeting.com/FLS2023 by entering the 16-digit control number indicated on that voting instruction form or Notice of Internet Availability and other information requested on the log-in page. “Street name” shareholders who did not receive a 16-digit control number should contact their bank, broker or other nominee at least five days before the Annual Meeting and obtain a “legal proxy” to be able to participate in or vote online at the meeting.

If you hold your shares in your own name as a holder of record, you may vote your shares using one of the methods described below:

•

Vote by Internet in Advance of the Annual Meeting. You can vote via the Internet by going to https://www.proxyvote.com and following the on-screen instructions. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 24, 2023. Have your proxy card available when you access the Internet website.

•

Vote by Telephone in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you can vote by telephone by calling toll-free to 1-800-690-6903 from the United States and Canada and following the voice instructions. Have your proxy card available when you place your telephone call. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 24, 2023.

•

Vote by Mail in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you may mark the enclosed proxy card, sign and date it and return it to Broadridge in the enclosed envelope as soon as possible before the Annual Meeting. Your signed proxy card must be received by Broadridge prior to May 25, 2023, the date of the Annual Meeting for your vote to be counted at the Annual Meeting. Please note that if you vote by Internet or telephone, you do not need to return a proxy card.

•

Vote Online During the Annual Meeting. You may attend the Annual Meeting virtually and vote online at https://www.virtualshareholdermeeting.com/FLS2023 by entering the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability and other information requested on the log-in page.

How do I vote if I participate in the Flowserve Corporation Retirement Savings Plan?

If you are a participant in the Flowserve Corporation Retirement Savings Plan, your vote serves as a voting instruction to the trustee for this plan.

•

To be timely, your vote by telephone or Internet must be received by 11:59 p.m., Eastern Time, on May 22, 2023. If you do not vote by telephone or Internet, please return your proxy card as soon as possible.

•

If you vote in a timely manner, the trustee will vote the shares as you have directed.

•

If you do not vote in a timely manner, the trustee will vote your shares in the same proportion as the shares voted by participants who timely return their cards to the trustee.

How can I change my vote?

You may revoke your proxy at any time before it has been exercised at the Annual Meeting by:

•

timely mailing in a revised proxy dated later than the prior submitted proxy;

•

timely notifying the Corporate Secretary in writing that you are revoking your proxy;

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•

timely casting a new vote by telephone or the Internet; or

•

attending the Annual Meeting virtually and voting online (and by following the instructions under “How do I vote?”, including by entering your 16-digit control number).

Who will count the votes?

Broadridge, our independent inspector of elections for the Annual Meeting, will tabulate voted proxies.

How can I attend the Annual Meeting online?

Shareholders as of the record date will be able to participate in the Annual Meeting virtually. Shareholders attending the Annual Meeting will have the opportunity to cast their votes online during the meeting, by following the instructions provided under “How do I vote?” and ask questions of management and our directors during the question and answer portion of the Annual Meeting, as described under “May I ask questions prior to or during the Annual Meeting?”. Online check-in will be available approximately 15 minutes before the meeting starts. We encourage you to allow ample time for check-in procedures.

A guest log-in option will be available in listen-only mode. Anyone wishing to do so may go to https://www.virtualshareholdermeeting.com/FLS2023 and enter as a guest. Shareholders who attend the Annual Meeting online as a guest will not be able to participate in, vote or ask questions during the Annual Meeting.

We will also broadcast the Annual Meeting as a live audio webcast at ir.flowserve.com under the “Events & Presentations” section.

May I ask questions prior to or during the Annual Meeting?

Shareholders as of the record date that receive a 16-digit code on their proxy card, voting instruction form or Notice of Internet Availability (including “street name” shareholders who subsequently obtain a legal proxy and 16-digit control number) may submit questions in advance of the meeting, beginning on May 11, 2023, by following the instructions at https://www.proxyvote.com.

Shareholders as of the record date who attend and participate in the virtual Annual Meeting at https://www.virtualshareholdermeeting.com/FLS2023 using their 16-digit control number (as described above) will have an opportunity to submit questions online during the meeting. Shareholders attending the meeting online who do not log-in to the virtual meeting portal with their 16-digit control number and other information requested on the log-in page may not ask questions or vote their shares during the meeting.

Beginning on May 11, 2023, we will post meeting rules of conduct at https://www.proxyvote.com, which will set out the rules that will govern shareholders’ participation in the Annual Meeting. The rules of conduct will provide that each shareholder will be limited to a total of three questions of no more than one minute each in order to allow sufficient time to address as many relevant questions that are submitted as possible. We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints.

Questions related to personal matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to such questions at https://ir.flowserve.com following the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?

If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available starting at 11:00 a.m. central daylight time and until the meeting has finished.

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What if I was not able to attend the Annual Meeting?

A replay of the meeting will be made available on our website at https://ir.flowserve.com under the “Events & Presentations” section after the meeting.

Where can I find the voting results after the Annual Meeting?

We intend to announce the preliminary voting results of the proposals at the Annual Meeting and to disclose final voting results in a Form 8-K to be filed with the SEC within four business days following the Annual Meeting (or, if final results are not available at the time, within four business days of the date on which final results become available).

How can I reach the Company to request materials or information referred to in these Questions and Answers?

You may order a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, free of charge, or request other information by mail addressed to:

Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Investor Relations

This information is also available free of charge on the SEC’s website, https://www.sec.gov, and our website, https://ir.flowserve.com.

Shareholder Proposals and Nominations

Shareholder Proposals for Inclusion in the 2024 Proxy Statement (Rule 14a-8 Proposals)

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), certain shareholder proposals may be eligible for inclusion in our 2024 proxy statement. These shareholder proposals must comply with the requirements of Rule 14a-8, including a requirement that shareholder proposals be received no later than 6:00 p.m. CDT on December 15, 2023. All proposals should be addressed to the Corporate Secretary at the address below. We strongly encourage any shareholder interested in submitting a proposal to contact the Corporate Secretary in advance of this deadline to discuss the proposal. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement.

Director Nominees for Inclusion in the 2024 Proxy Statement (Proxy Access)

In order for an eligible shareholder or group of shareholders to nominate a director nominee for election at our 2024 Annual Meeting of shareholders pursuant to the proxy access provision of our By-Laws, the shareholder must submit notice of such nomination and other required information in writing between November 15, 2023 and December 15, 2023. If, however, the 2024 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2023 Annual Meeting, the shareholder must submit any such notice and other required information between (i) 150 calendar days prior to the 2024 Annual Meeting and (ii) the later of 120 calendar days prior to the 2024 Annual Meeting or 10 days following the date on which the date of the 2024 Annual Meeting is first publicly announced. The nomination and supporting materials must also comply with the requirements set forth in our By-Laws for inclusion of director nominees in the proxy statement.

Other Shareholder Proposals/Nominees to be Presented at the 2024 Annual Meeting

Alternatively, under the Company’s By-Laws, if a shareholder does not want to submit a proposal for inclusion in our proxy statement but wants to introduce it at our 2024 Annual Meeting, or intends to nominate a person for election to the Board directly (rather than by inclusion in our proxy statement or by recommending such person as a candidate to our CG&N Committee) the shareholder’s notice must be delivered to the Corporate Secretary at the address below no earlier than January 26, 2024 and no later than February 25, 2024. If, however, the 2024 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2023 Annual Meeting, the shareholder must submit any such notice between (i) 120 calendar days prior to the 2024 Annual Meeting and (ii) the later of 90 calendar days prior to the 2024 Annual Meeting or 10 days following the date on which the date of the 2024 Annual Meeting is publicly announced.

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The shareholder’s submission must be made by a registered shareholder on his or her behalf or on behalf of a beneficial owner of the shares and must include detailed information specified in our By-Laws concerning the proposal or nominee, as the case may be, and detailed information as to the shareholder’s interests in Company securities. In addition, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws is March 26, 2024 (or, if the 2024 Annual Meeting is called for a date that is more than 30 days before or more than 30 days after such anniversary date, then notice must be provided not later than the close of business on the later of 60 calendar days prior to the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the 2024 Annual Meeting is first made by the Company). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our By-Laws as described above.

At the 2024 Annual Meeting, we will not entertain any proposals or nominations that do not meet these requirements other than shareholder nominations eligible to be included in our 2024 proxy statement as described above.

If the shareholder does not comply with the requirements of Rule 14a-4(c)(1) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such shareholder proposal or nomination. The Company’s By-Laws are posted on the investor relations portion of our website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption. To make a submission or to request a copy of the Company’s By-Laws, shareholders should contact our Corporate Secretary at our principal executive offices at the following address:

Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Corporate Secretary

We strongly encourage shareholders to seek advice from knowledgeable legal counsel and contact the Corporate Secretary before submitting a proposal or a nomination.

Standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals may be based on evolving protocols and assumptions which may change or be refined. Additionally, website links included in this proxy statement are for convenience only. Information contained on or accessible through such website links is not incorporated by reference herein and does not constitute a part of this proxy statement.

2023 PROXY STATEMENT      90

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ANNEX I:
RECONCILIATION OF REPORTED RESULTS TO NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP MEASURES (Unaudited)

(Amounts in thousands, except per share data)	Year Ended December 31, 2022
	As Reported	Realignment(1)		Other Items		As Adjusted
Sales	$3,615,120	$—		$—		$3,615,120
Gross profit	994,295	(355)		(13,490)	(3)	1,008,140
Gross margin	27.5%	—		—		27.9%
Selling, general and administrative expense	(815,545)	520		(13,591)	(4)	(802,474)
Net earnings from affiliates	18,469	—		—		18,469
Operating income	197,219	165		(27,081)		224,135
Operating income as a percentage of sales	5.5%	—		—		6.2%
Interest and other expense, net	(42,843)	—		9,694	(5)	(52,537)
Earnings before income taxes	154,376	165		(17,387)		171,598
(Provision for) benefit from income taxes	43,639	1,799	(2)	59,689	(6)	(17,849)
Tax Rate	-28.3%	-1090.3%		343,3%		10.4%
Net earnings attributable to Flowserve Corporation	$188,689	$1,964		$42,302		$144,423	(a)
Operating cash flow						$(40,010)
Less: Capital expenditures						(76,287)
Free cash flow						$(116,297)	(b)
As adjusted free cash flow conversion rate (b)/(a)						-81%

Notes:

(1)

Represents realignment expense incurred as a result of realignment programs.

(2)

Includes tax impact of items above and reversal of $2.1 million realignment exit tax.

(3)

Represents the $18.2 million reserve of Russia related financial exposures and reversals of $4.7 million of expenses that were adjusted for Non-GAAP measures in previous periods.

(4)

Represents the $15.7 million reserve of Russia related financial exposures, a $3.0 million discrete asset write-down, and reversals of $5.1 million of expenses that were adjusted for Non-GAAP measures in previous periods.

(5)

Represents below-the-line foreign exchange impacts.

(6)

Includes tax impact of items above and release of $59.3 million of tax valuation allowance.

2023 PROXY STATEMENT      91

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RECONCILIATION OF NON-GAAP MEASURES (Unaudited)

(Amounts in thousands, except per share data)	Year Ended December 31, 2021
	As Reported	Realignment(1)		Other Items		As Adjusted
Sales	$3,541,060	$—		$—		$3,541,060
Gross profit	1,049,725	(16,844)		—		1,066,568
Gross margin	29.6%	—		—		30.1%
Selling, general and administrative expense	(797,076)	(5,646)		—		(791,431)
Gain on sale of business	1,806	—		1,806	(3)	—
Net earnings from affiliates	16,304	—		—		16,304
Operating income	270,759	(22,490)		1,806		291,441
Operating income as a percentage of sales	7.6%	—		—		8.2%
Interest and other expense, net	(137,171)	—		(75,188)	(4)	(61,982)
Earnings before income taxes	133,588	(22,490)		(73,382)		229,459
(Provision for) benefit from income taxes	2,594	7,070	(2)	33,522	(5)	(37,997)
Tax Rate	-1.9%	31.4%		45.7%		16.6%
Net earnings attributable to Flowserve Corporation	$125,949	$(15,420)		$(39,860)		$181,229	(a)
Operating cash flow						$250,119
Less: Capital expenditures						(54,936)
Free cash flow						$195,183	(b)
As adjusted free cash flow conversion rate (b)/(a)						108%

Notes:

(1)

Represents realignment expense incurred as a result of realignment programs.

(2)

Includes tax impact of items above and realignment related tax release.

(3)

Represents final settlement gain on sale of business in 2018.

(4)

Represents below-the-line foreign exchange impacts and $47.7 million of expense as a result of early extinguishment of debt and duplicate interest expense.

(5)

Includes tax impact of items above and $17.9 million benefit related to legal entity restructuring of foreign holding companies.

2023 PROXY STATEMENT      92

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ANNEX II:
2022-2024 PERFORMANCE PEER GROUP

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

3M Co

A O Smith Corp

Alaska Air Group Inc

Allegion plc

American Airlines Group Inc

AMETEK Inc

Boeing Co/The

Carrier Global Corp

Caterpillar Inc

CH Robinson Worldwide Inc

Cintas Corp

Copart Inc

CSX Corp

Cummins Inc

Deere & Co

Delta Air Lines Inc

Dover Corp

Eaton Corp PLC

Emerson Electric Co

Equifax Inc

Expeditors International of Washington I

Fastenal Co

FedEx Corp

Fortive Corp

25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48

Fortune Brands Home & Security Inc

Generac Holdings Inc

General Dynamics Corp

General Electric Co

Honeywell International Inc

Howmet Aerospace Inc

Huntington Ingalls Industries Inc

IDEX Corp

IHS Markit Ltd

Illinois Tool Works Inc

Ingersoll Rand Inc

Jacobs Engineering Group Inc

JB Hunt Transport Services Inc

Johnson Controls International plc

L3Harris Technologies Inc

Leidos Holdings Inc

Lockheed Martin Corp

Masco Corp

Nielsen Holdings PLC

Norfolk Southern Corp

Northrop Grumman Corp

Old Dominion Freight Line Inc

Otis Worldwide Corp

PACCAR Inc

49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72

Parker-Hannifin Corp

Pentair PLC

Quanta Services, Inc.

Raytheon Technologies Corp

Republic Services Inc

Robert Half International Inc

Rockwell Automation Inc

Rollins Inc

Roper Technologies Inc

Snap-on Inc

Southwest Airlines Co

Stanley Black & Decker Inc

Textron Inc

Trane Technologies PLC

TransDigm Group Inc

Union Pacific Corp

United Airlines Holdings Inc

United Parcel Service Inc

United Rentals Inc

Verisk Analytics Inc

Waste Management Inc

Westinghouse Air Brake Technologies Corp

WW Grainger Inc

Xylem Inc/NY

2023 PROXY STATEMENT      93

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FLOWSERVE

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 24, 2023 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2023 for shares held in the Flowserve Corporation Retirement Savings Plan ("Plan"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/FLS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control number that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 24, 2023 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2023 for shares held in the Flowserve Corporation Retirement Savings Plan ("Plan"). Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your signed proxy card must be received by Broadridge prior to May 25, 2023 for your vote to count at the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V14474-P86582 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**FLOWSERVE CORPORATION**

**The Board of Directors recommends a vote "FOR" each Director Nominee in Proposal 1, "FOR" Proposal 2, "1 YEAR" with respect to Proposal 3, "FOR" Proposal 4 and "AGAINST" Proposal 5.**

1. Election of Directors

**Nominees:**

| | For | Against | Abstain |
|---|---|---|---|
| 1a. R. Scott Rowe | ☐ | ☐ | ☐ |
| 1b. Sujeet Chand | ☐ | ☐ | ☐ |
| 1c. Ruby R. Chandy | ☐ | ☐ | ☐ |
| 1d. Gayla J. Delly | ☐ | ☐ | ☐ |
| 1e. John R. Friedery | ☐ | ☐ | ☐ |
| 1f. John L. Garrison | ☐ | ☐ | ☐ |
| 1g. Michael C. McMurray | ☐ | ☐ | ☐ |
| 1h. Thomas B. Okray | ☐ | ☐ | ☐ |
| 1i. David E. Roberts | ☐ | ☐ | ☐ |
| 1j. Kenneth I. Siegel | ☐ | ☐ | ☐ |
| 1k. Carlyn R. Taylor | ☐ | ☐ | ☐ |

**Company Proposals**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Advisory vote to approve named executive officer compensation. | ☐ | ☐ | ☐ |

| | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| 3. Advisory vote on the frequency of future advisory votes on executive compensation. | ☐ | ☐ | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 4. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for 2023. | ☐ | ☐ | ☐ |

**Shareholder Proposal**

| | For | Against | Abstain |
|---|---|---|---|
| 5. Shareholder proposal to eliminate certain ownership requirements to call a special shareholder meeting. | ☐ | ☐ | ☐ |

**NOTE:** The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" each director nominee in Proposal 1, "FOR" proposal 2, "1 YEAR" with respect to proposal 3, "FOR" proposal 4, and "AGAINST" proposal 5. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

## YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the 2023 Annual Meeting of Shareholders, you can be sure these shares are represented at the meeting by voting online or over the telephone, or by promptly returning the proxy in the enclosed envelope.

**Proxy card must be signed and dated on the reverse side.**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

---

V14475-P86582

FLOWSERVE

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**2023 ANNUAL MEETING OF SHAREHOLDERS**
**MAY 25, 2023**

The undersigned shareholder(s) hereby acknowledge(s) receipt of the Notice of 2023 Annual Meeting of Shareholders dated April 13, 2023 and the accompanying Flowserve Corporation Proxy Statement, and hereby appoint(s) **R. Scott Rowe** and **David E. Roberts**, and each of them, with full power to act without the other, as proxies with full power of substitution, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Flowserve Corporation that the shareholder(s) is/are entitled to vote at the 2023 Annual Meeting of Shareholders of Flowserve Corporation to be held at 11:30 A.M. CDT on Thursday, May 25, 2023, at www.virtualshareholdermeeting.com/FLS2023, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED BY THE PROXIES "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN PROPOSAL 1, "FOR" PROPOSAL 2, "1 YEAR" WITH RESPECT TO PROPOSAL 3, "FOR" PROPOSAL 4, AND "AGAINST" PROPOSAL 5 AND IN THEIR DISCRETION FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE MEETING BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE**

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**